UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

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Clipper Fund An authorized series of Clipper Funds Trust Name of Registrants as Specified in its Charter

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Contents
1.	Notice of Special meeting
2.	Shareholder Question and Answer
3.	Shareholder Notice Letter
4.	Proxy Statement
5.	Form of Proxy Card

Important Proxy Materials
PLEASE CAST YOUR VOTE NOW

Clipper Fund, Inc.
2949 E. Elvira Road, Suite 101
Tucson, AZ 85756
August 1, 2014
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of the shareholders of Clipper Fund, Inc. ("Fund") will be held on September 29, 2014. The purpose of the meeting is to vote on a proposal to reorganize the Fund, a California corporation, into Clipper Fund, a separate series of Clipper Funds Trust, a Delaware statutory trust (the "Reorganization"). The Reorganization is expected to benefit the Fund and its shareholders in the following ways:
•	Give the Fund more flexibility to adapt to changing circumstances and market conditions.
•	Increase efficiency by operating the Fund under more modern and flexible governing documents.
•	Update outdated investment restrictions for the Fund.
If shareholders vote to approve the Reorganization, shareholders will also be asked to elect new board members of Clipper Funds Trust at the meeting.
Detailed information about the proposals is contained in the enclosed materials and Proxy Statement, which we invite you to review closely.
The Fund's Board of Directors has considered the proposals and has determined that the proposals are in the best interest of the Fund and its shareholders and unanimously recommend that you vote "FOR" these proposals.
Whether or not you plan to attend the meeting in person, we need your vote regardless of how many shares you own. We realize that you lead a busy life and may be tempted to put aside this proxy information for another time. But by responding promptly, you will save the Fund the expense of additional follow-up mailings and solicitations. Please vote today.
To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage paid envelope included in this package. You may also vote your shares by telephone or through the Internet. If you have questions, please call us toll free, at 800-432-2504. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,
Larry Harris
Chairman of the Board of Directors

Questions &Answers
Important information to help you understand and vote on the proposal
Please read the full text of the Proxy Statement/Prospectus. Below is a brief overview of the proposals to be voted on. Your vote is important.
Why am I being asked to vote?
You are, or were as of the record date (August 1, 2014), a shareholder of Clipper Fund, Inc. Both of the proposals require the approval of shareholders.
What am I being asked to vote on?
You are being asked to vote on two proposals.
Proposal 1 - To approve a proposed Agreement and Plan of Reorganization and Liquidation (the "Agreement") between Clipper Fund, Inc. ("Old Fund") and Clipper Fund, an authorized series of Clipper Funds Trust ("New Fund"). The Agreement contemplates the transfer to New Fund of all the assets of Old Fund in exchange solely for shares of beneficial interest of New Fund and the assumption by New Fund of all of Old Fund's liabilities. The Agreement further contemplates the distribution of such shares to the shareholders of Old Fund, and the liquidation and dissolution of Old Fund.

Proposal 2 - To elect nine members to each of the Board of Directors to represent the interests of the holders of shares of Clipper Fund until the election and qualification of their successors. Proposal 2 is contingent upon the approval of Proposal 1.

Has Clipper Fund, Inc.'s Board of Directors approved both Proposals?
Clipper Fund, Inc.'s Board of Directors has approved both Proposals 1 and 2 and recommends that you vote "FOR" these proposals.
What are the reasons for and advantages of Proposals 1 and 2?
Proposals 1 and 2 are intended to reorganize Old Fund into New Fund and to add Trustees. We believe New Fund will be better able to respond and adapt to changing market conditions, streamline administration, and simplify compliance monitoring. These changes are intended to better position New Fund to achieve superior long-term investment results and to efficiently manage costs for New Fund over the long term.
Will the investment adviser to New Fund remain the same as Old Fund?
Yes. Davis Selected Advisers, L.P. ("Davis Advisors") will remain as the investment adviser to New Fund. Davis Selected Advisers NY-Inc. will remain as the sub-adviser to New Fund and will provide the day-to-day investment management services for New Fund.
What if there are not enough votes of shareholders to approve the Proposals?
If there are not enough votes to approve the Proposals by the time of the shareholder meeting, the meeting may be adjourned to permit further solicitation of proxy votes. If shareholders do not ultimately approve Proposal 1, the Board of Directors and Davis Advisors will continue to operate Old Fund.
What is the effect of shareholder approval of the Plan of Reorganization?
If shareholders approve the Plan of Reorganization, the Reorganization will essentially have four steps. First, Old Fund will transfer all of its assets to New Fund. In exchange, New Fund will issue to Old Fund shares of New Fund equal in number and net asset value to Old Fund's shares, calculated as of the close of business on the closing date and will assume all of Old Fund's liabilities. Second, New Fund, through its transfer agent, will open an account for each shareholder of Old Fund and will credit each such account with shares of New Fund equal in number and net asset value to Old Fund shares that the shareholder owned on the closing date. Third, on the closing date, Old Fund's shareholders will receive shares of New Fund with the same total value as their shares of Old Fund. Finally, Old Fund will subsequently dissolve.
If shareholders approve the proposals, New Fund will be overseen by a Board of Trustees that will also oversee two other mutual funds that are part of the Selected Funds family. New Fund will retain its own corporate identity and only New Fund shareholders will be able to vote on matters that are only relevant to New Fund. We do not anticipate that there will be any diminution of control or authority for New Fund.
Why are Shareholders being asked to elect Trustees?
Old Fund's board members are proposing to join Old Fund Board of Directors with the board of directors of another fund managed by Davis Advisors. The Investment Company Act of 1940, as amended, requires that, immediately after filling any vacancy, at least two-thirds of a fund's board members have been elected by its shareholders.
Nominees Lawrence Harris and Steven Kearsley are currently Directors of Old Fund and Trustees of New Fund and each has served in those capacities since 2006. Lawrence McNamee, currently serving as a Director of Old Fund and a Trustee of New Fund, is not a Nominee for Trustee of New Fund. Mr. McNamee will continue to serve as a Director until his replacement assumes office.
The other seven Nominees are not currently serving as Directors of Old Fund or Trustees of New Fund. All seven currently serve as Directors of Selected Funds, which consist of two portfolios, Selected American Shares, Inc. and Selected International Fund, Inc. It is anticipated that Mr. Harris and Mr. Kearsley will be appointed to serve as Directors of Selected Funds.
Proposal 2 is contingent upon approval of Proposal 1. If shareholders do not approve the reorganization of Old Fund into New Fund, then Proposal 2 - Election of Trustees, will not be approved and Mr. Harris, Mr. Kearsley, and Mr. McNamee will continue to serve as the sole Directors of Old Fund and Trustees of the Trust.
Is the reorganization a taxable event for federal income tax purposes?
Neither Old Fund, Old Fund's shareholders, nor New Fund is expected to recognize any gain or loss for federal income tax purposes as a result of the Reorganization.
Who will pay the costs associated with obtaining shareholder approval for the proposed reorganizations?
Shareholders of Old Fund will pay three-fourths of the costs associated with obtaining shareholder approval. Davis Advisors has agreed to pay one-fourth of the expenses associated with obtaining shareholder approval. The Board of Directors of Old Fund determined that the expenses associated with obtaining shareholder approval of the Reorganization, including printing and mailing of this Proxy Statement/Prospectus, are appropriate expenses for Old Fund to incur. We estimate these costs will be approximately $300,000.
How many votes am I entitled to cast?
Each whole share of Old Fund you held as of the close of business on the Record Date (August 1, 2014) is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.
How do I vote my shares?
You can vote your shares by mail, Internet, telephone, or attending the Special Meeting in person. To vote by Internet (24 hours a day) please visit the website address that is listed on your proxy card and follow the on-screen instructions. To vote by telephone (24 hours a day), please call the toll-free number listed on the proxy card and follow the recorded instructions. When voting by Internet or by telephone you will be required to enter the identifying number that appears on your proxy card(s). You can vote by mail by completing, signing and dating the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. Proxy cards that are signed and dated, but not completed, will be voted "For" the reorganization. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call 800-432-2504.
You can help reduce shareholder costs by voting promptly. Your vote is important, regardless of the number of shares you own. Please take a few minutes to read the enclosed material and vote your shares.
How do I sign the proxy card?
When voting by Internet or telephone you will be required to enter the identifying number that appears on your proxy card. If voting by mail, please complete, sign and date the proxy card(s). When signing the proxy card:
Individual accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.
Joint accounts: Either owner may sign, but the name of the person signing should conform exactly to the name shown in the registration.
All other accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "John Doe, Trustee."

CLIPPER FUND, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
September 29, 2014

To the shareholders:
Notice is given that a meeting of shareholders (the "Special Meeting") of Clipper Fund, Inc. ("Fund") will be held on September 29, 2014, at the offices of Davis Selected Advisers, L.P., 3601 E. Britannia Dr., Tucson, Arizona 85706, at 8:30 a.m., Mountain Standard time, and at any adjournment or adjournments thereof, for the following purposes:
Proposal 1 –Approval of an Agreement and Plan of Reorganization and Termination that provides for the reorganization of the Fund, a California corporation, into Clipper Fund (the "New Fund"), a separate series of Clipper Funds Trust (the "Trust), a Delaware statutory trust. New Fund is a newly created series of the Trust that is designed to be substantially similar, from an investment perspective, to the Fund.
Proposal 2 – Election of Trustees. Elect new board members of Clipper Funds Trust. Proposal 2 is contingent upon the approval of Proposal 1.
The Board of Directors recommends that you vote "FOR" both Proposals.
The proposed business cannot be conducted for the Fund at its shareholder meeting unless the required quorum of its shares on August 1, 2014, (the "Record Date") is present in person or by proxy. Therefore, please mark, sign, date, and return the enclosed proxy card(s) or cast your vote by telephone or via the Internet as soon as possible. You may revoke your proxy at any time before its use. Please be certain to vote each proxy card you receive. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote, at the Special Meeting and any adjournment or adjournments thereof.

By order of the Board of Directors of Clipper Fund, Inc.
Ryan Charles
Secretary
Shareholders are invited to attend the meeting in person. However, you may vote prior to the meeting by telephone, the Internet, or returning the completed proxy card. Your vote is important no matter how many shares you owned on the record date.
Important
You can help the Fund avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by calling the toll-free number as described in the enclosed insert; (b) by accessing the Internet website as described in the enclosed insert; or (c) by signing, dating and returning the proxy card(s) in the enclosed postage-paid envelope.

PROXY STATEMENT/PROSPECTUS
August 1, 2014
RELATING TO THE ACQUISITION OF ASSETS OF
CLIPPER FUND, INC.
BY AND IN EXCHANGE FOR SHARES OF BENEFICIAL INTEREST OF
CLIPPER FUND
AN AUTHORIZED SERIES OF
CLIPPER FUNDS TRUST
ADDRESS FOR BOTH FUNDS:
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504
This Proxy Statement/Prospectus is being furnished to shareholders of Clipper Fund, Inc. in connection with the solicitation of proxies by, and on behalf of, the Board of Directors for use at a Special Meeting of shareholders of Clipper Fund, Inc. and at any adjournments thereof (each a "Special Meeting"). The Special Meeting of Clipper Fund, Inc. will be held on September 29, 2014, at 8:30 a.m. Mountain Standard time at the offices of Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), 3601 East Britannia Drive, Tucson, Arizona 85706.
As more fully described in this Proxy Statement/Prospectus, at the Special Meeting you will be asked to consider and vote upon the following proposals:
Proposal 1 - Approval of an Agreement and Plan of Reorganization and Termination that provides for the reorganization of Clipper Fund, Inc. (the "Old Fund"), a California Corporation, into Clipper Fund (the "New Fund"), a separate series of Clipper Funds Trust (the "Trust), a Delaware statutory trust. New Fund is a newly created series of the Trust that is designed to be substantially similar, from an investment perspective, to Old Fund.
Proposal 2 - Election of Trustees. Elect new trustees of Clipper Funds Trust. Proposal 2 is contingent upon the approval of Proposal 1.
The following Old Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be a part of this Proxy Statement):
•	Prospectus and Statement of Additional Information of Old Fund, dated May 1, 2014;
•	Annual Report to Shareholders of Old Fund, dated December 31, 2013.
Old Fund's Prospectus, dated May 1, 2014, and Annual Report to Shareholders for the fiscal year ended December 31, 2013, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to Old Fund or by calling 1-800-432-2504.
Because New Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for New Fund at this time.
This Proxy Statement/Prospectus, which should be retained for future reference, concisely sets forth, among other things, the information about Clipper Funds Trust that a prospective investor should know before investing. A Statement of Additional Information dated August 1, 2014, relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission ("SEC") and is incorporated, by reference, into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information is available, upon request and without charge, by calling shareholder services toll free at 1-800-432-2504 during business hours, 9 a.m. to 6 p.m. Eastern time.
Old Fund expects that this Proxy Statement will be mailed to shareholders on or about August 1, 2014.
AN INVESTMENT IN NEW FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN NEW FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Definitions 5

PROPOSAL 1 Approval of the Agreement and Plan of Reorganization and Termination 6
Description of the Agreement and Plan of Reorganization and Termination
Description of Shares to be Issued
Federal Income Tax Consequences
Board Considerations
Comparison of Old Fund and New Fund
General Information
Investment Objective
Fees and Expenses
Pro Forma Capitalization
Financial Highlights
Performance Information
Principal Investment Strategies
Principal Risks
Investment Limitations
Management
Investment Advisory Services and Investment Advisory Agreement
Portfolio Managers
Other Service Providers
Purchase of Shares
Dividends and Other Distributions
Redemption of Shares
Valuation of Portfolio Securities
Payments to Broker-Dealers and Other Financial Intermediaries
How a Delaware Statutory Trust Compares to a California Corporation

PROPOSAL 2 Election of Trustees 41
Nominees to the Board
Share Ownership
Standing Committees
Executive Officers
Independent Auditors
Interaction of Proposal 1 and Proposal 2

VOTING INFORMATION
General Information
Method and Cost of Solicitation
Right of Revocation
Voting Securities and Principal Holders
Interest of Certain Persons in the Reorganization

OBTAINING ADDITIONAL INFORMATION ABOUT THE FUNDS

MISCELLANEOUS MATTERS
Other Business
Next Meeting of Shareholders
Legal Matters
Independent Registered Public Accounting Firm

DEFINITIONS
Clipper Fund, Inc. – "Old Fund"
Clipper Funds Trust - "Trust"
Clipper Fund, an authorized series of Clipper Funds Trust – "New Fund"
Old Fund and New Fund, jointly – "Funds" and each a "Fund"
Board of Directors of Old Fund and Board of Trustees of Trust – "Board" or "Boards"
Agreement and Plan of Reorganization and Termination - "Reorganization Plan"
Proposed reorganization of Old Fund into New Fund – "Reorganization"
Davis Selected Advisers, L.P. – "Davis Advisors" or "Adviser"
Investment Company Act of 1940, as amended – "1940 Act"

PROPOSAL 1
APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION
__________________________
The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus and the attached appendices.
The Board of Directors of Old Fund and the Board of Trustees of New Fund, none of whom are "interested persons" of Old Fund or New Fund, as that term is defined in the 1940 Act, propose that Old Fund reorganize into New Fund and that Old Fund's shareholders become shareholders of New Fund in accordance with the Reorganization Plan attached to this Proxy Statement/Prospectus as Appendix A. New Fund is a newly organized fund, designed to be substantially similar, from an investment perspective, to Old Fund, that will commence operation upon the closing of the Reorganization.
Description of the Agreement and Plan of Reorganization and Termination
Old Fund and the Trust, on behalf of New Fund, have entered into the Reorganization Plan, which provides that New Fund will acquire the assets and assume the liabilities of Old Fund. The Reorganization Plan sets forth the terms and conditions that will apply to the proposed Reorganization. The following description is qualified in its entirety by reference to the Reorganization Plan, which is set forth as Appendix A to this Proxy Statement/Prospectus.
In essence, the Reorganization will have four steps:
•
First, if the shareholders of Old Fund approve the Reorganization Plan, Old Fund will transfer all of its assets to New Fund. In exchange, New Fund will issue to Old Fund shares of New Fund equal in number and net asset value to Old Fund's shares, calculated as of the close of business on the closing date, and will assume all of Old Fund's liabilities.

•
Second, New Fund, through its transfer agent, will open an account for each shareholder of Old Fund and will credit each such account with shares of New Fund equal in number and net asset value to Old Fund shares that the shareholder owned on the closing date.

•	Third, on the closing date, Old Fund's shareholders will receive shares of New Fund with the same total value as their shares of Old Fund.
•	Finally, Old Fund will subsequently dissolve.
The value of Old Fund's assets to be acquired and the amount of its liabilities to be assumed by New Fund will be determined as of the close of regular trading on the New York Stock Exchange on the closing date in accordance with the valuation procedures described in Old Fund's current Prospectus and Statement of Additional Information. Securities and other assets for which market quotations are not readily available will be valued by a method that Old Fund Board believes accurately reflects their fair value.
Any transfer taxes payable upon issuance of New Fund shares in a name other than that of the registered holder on Old Fund's books will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of Old Fund will continue to be its responsibility up to and including the closing date and thereafter until it is dissolved.
No sales charge or fee of any kind will be charged to Old Fund's shareholders in connection with the Reorganization. Completion of the Reorganization is subject to a number of conditions. In addition, Old Fund Board or New Fund Board may abandon the Reorganization at any time before it is completed, if Old Fund Board or New Fund Board believes that proceeding with the Reorganization is not in the best interest of Old Fund and its shareholders or New Fund, respectively.
Description of the Shares to be Issued
The Trust is registered with the SEC as an open-end management investment company that may offer separate series and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series (par value $0.001 per share). Shares of each series of the Trust represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.
The Trust's Board does not intend to hold annual meetings of shareholders for the purpose of electing Trustees or taking other formal action. The Trustees will call special meetings of the shareholders of the Trust or a series of the Trust only if required under the 1940 Act, if determined by the Trustees in their discretion to be in the best interest of shareholders of the Trust or series of the Trust, respectively, or upon the written request of holders of 10% or more of the outstanding shares of the Trust or series of the Trust, respectively, entitled to vote.
Federal Income Tax Consequences
Neither Old Fund, Old Fund's shareholders, nor New Fund will recognize any gain or loss for federal income tax purposes as a result of the Reorganization.
The exchange of Old Fund's assets for New Fund shares and New Fund's assumption of Old Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to consummation of the Reorganization, Old Fund will receive an opinion from Bingham McCutchen LLP, the Trust's counsel ("Opinion"), substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of Old Fund and New Fund and conditioned on the Reorganization's being completed in accordance with the Reorganization Plan, for federal income tax purposes:
(a)
The Reorganization will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Old Fund and New Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code.

(b)
Old Fund will recognize no gain or loss on the transfer of its assets to New Fund in exchange solely for New Fund shares and New Fund's assumption of Old Fund's liabilities or on the subsequent distribution of those shares to Old Fund's shareholders in exchange for their Old Fund shares, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(c)	The Trust will recognize no gain or loss on New Fund's receipt of Old Fund's assets in exchange solely for New Fund shares and its assumption of Old Fund's liabilities.
(d)
The Trust's basis in each asset it receives from Old Fund in the Reorganization will be the same as Old Fund's tax basis therein immediately before the Reorganization, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by Old Fund on the transfer; the Trust's holding period for each such asset will include Old Fund's holding period therefor (except where investment activities of New Fund have the effect of reducing or eliminating the holding period with respect to an asset).

(e)	An Old Fund shareholder will recognize no gain or loss on the exchange of all of its Old Fund shares solely for New Fund shares pursuant to the Reorganization.
(f)
An Old Fund shareholder's aggregate tax basis in New Fund shares they receive in the Reorganization will be the same as the aggregate tax basis in Old Fund shares they surrender in exchange for those New Fund shares; their holding period for those New Fund shares will include, in each instance, their holding period for those Old Fund shares, provided they hold these Old Fund shares as capital assets at the Effective Time (as defined in the Reorganization Plan).

Board Considerations
Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, both Old Fund Board and New Fund Board have determined that the Reorganization is in the best interest of shareholders of Old Fund and New Fund, respectively, and Old Fund Board also has determined that the interests of existing shareholders of Old Fund will not be diluted as a result of the Reorganization.
The primary reason for the Reorganization is to change the structure of Old Fund from a California corporation to a series of a Delaware statutory trust. Key factors considered by Old Fund Board included:
Considerations related to a comparison of California and Delaware law:
(a)
Delaware law contains provisions specifically designed for mutual funds which take into account their unique structure and operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens, without sacrificing the federal or state advantages of a mutual fund.

(b)
Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. Delaware has a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to Delaware statutory trusts. California does not have the same depth or amount of corporate legal precedent. This added depth of corporate legal precedent could benefit New Fund by, for example, making litigation involving the interpretation of provisions in New Fund's governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

(c)
For example, a fund organized as a Delaware statutory trust can structure its governing documents to enable it to more easily obtain desired board or shareholder approvals, and can potentially accomplish certain actions, such as fund reorganizations or liquidations, without first seeking shareholder approval. Shareholders of Old Fund must vote on amendments to Old Fund's articles of incorporation and matters affecting fundamental changes to its corporate structure. Under the trust agreement for New Fund, shareholders will not have this same level of voting authority. For a more complete discussion of the voting authority, see the section entitled: How a Delaware Statutory Trust Compares to a California Corporation.

(d)
It would not be practicable for Old Fund to offer one or more additional mutual fund investment portfolios in the future if it wishes to do so. While Old Fund would legally be permitted to create more than one investment portfolio, California law does not explicitly provide that the shareholders of one investment portfolio will not be burdened by the liabilities of another investment portfolio. Delaware law recognizes that funds may operate in series with separate assets and liabilities.

(e)
For reasons such as those described above, few mutual funds are organized as California corporations. Further, in recent years, many mutual funds organized as corporations under the laws of other states have reorganized as Delaware statutory trusts. Davis Advisors believes that the proposed Delaware statutory trust form provides the most flexible and cost-efficient method of operating Old Fund in the future for the benefit of Old Fund shareholders.

Additional Board considerations that favor the Reorganization:

(f)
With a few exceptions discussed below, the investment objective, strategies, and restrictions of New Fund will be identical to those of Old Fund, and New Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques used to manage Old Fund prior to the Reorganization.

(g)
Direct Shareholders of Old Fund can utilize investor services to obtain account information, request duplicate statement copies, process transactions or perform account maintenance. Direct Shareholders of Old Fund can also utilize an automated phone system or the Internet for obtaining account information and, in certain circumstances, process transactions. The services and privileges available to the shareholders of New Fund will be substantially the same as those available to Old Fund shareholders. The procedures for purchase and redemption of shares will be substantially similar to those of Old Fund. While shares of Old Fund may not be exchanged for shares of any other fund, shares of New Fund may be exchanged for shares of other series of New Fund that may be created in the future.

(h)
Davis Advisors has agreed to pay one-fourth of the expenses of the Reorganization, including expenses associated with the solicitation of proxies (proxy solicitation alone, including printing, legal and accounting fees, and other costs, is estimated at approximately $300,000).

(i)	The Reorganization is not expected to have adverse tax consequences to Fund shareholders.
(j)
The fees and expenses of New Fund are expected to be substantially the same as those of Old Fund following the Reorganization. In addition, the advisory fee paid by New Fund will be equal to the advisory fee paid by Old Fund.

Comparison of Old Fund and New Fund
General Information
New Fund is being created to acquire the assets, assume the liabilities, and continue the business of Old Fund. Therefore, the investment objective, principal investment strategies, and principal risks of New Fund are identical to that of Old Fund. The investment objective may not be changed without shareholder approval.
While the principal investment strategies and principal risks of Old Fund and New Fund are identical, some of the investment limitations of New Fund differ from those of Old Fund. The following discussion includes a description of the principal investment strategies and risks of Old Fund and New Fund as well as other comparative information about Old Fund and New Fund. You will find additional descriptions of these matters in the prospectus for Old Fund which is available upon request, without charge, by calling Shareholder Services toll free at 1-800-432-2504 during business hours, 9 a.m. to 6 p.m. Eastern time.
Investment Objective
Both Old Fund and New Fund seek long-term capital growth and capital preservation.
Fees and Expenses
The following table (1) shows the fees and expenses of Old Fund based on Old Fund's fiscal year ended December 31, 2013, and (2) shows the estimated fees and expenses of New Fund on a pro forma basis, giving effect to the proposed Reorganization.
	Old Fund	New Fund (pro forma)
Shareholder Transaction Expenses:
Maximum Initial Sales Charge (as a percentage of offering price)	None	None
Maximum contingent deferred sales charge (as a percentage of redemption proceeds)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses: (as a percentage of average net assets)
Advisory fee	0.55%	0.55%
12b-1 fees	None	None
Other expenses	0.20%	0.20%
Total Fund Operating Expenses (after expense reimbursement)	0.75%	0.75%

Cost Example
The following example is intended to help you compare the cost of investing in Old Fund with the cost of investing in New Fund if the Reorganization is approved. The example assumes that you invest $10,000 in Old Fund or New Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that Old Fund's or New Fund's operating expenses (as a percentage of net assets) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Old Fund	$77	$240	$417	$930
New Fund (pro forma)	$77	$240	$417	$930
The above example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.
Portfolio Turnover
The Funds pay transaction costs, such as commissions, when they buy and sell securities (or "turn over" their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended December 31, 2013, Old Fund's portfolio turnover rate was 8% of the average value of its portfolio.
Pro Forma Capitalization
The following table shows the capitalization of Old Fund and New Fund as of December 31, 2013, and the pro forma combined capitalization of both as if the Reorganization had occurred on that date.
	Old Fund	New Fund	Pro Forma Combined
Net Assets	$1,253,913,477	$0	$1,253,913,477
Net Asset Value Per Share	$92.07	$0	$92.07
Shares Outstanding	13,618,759	0	13,618,759
Financial Highlights
Financial Highlights information for Old Fund is incorporated in this Proxy Statement/Prospectus by reference to Old Fund's Prospectus dated May 1, 2014, and Old Fund's Annual Report for the fiscal year ended December 31, 2013, which are currently available upon request, without charge, by calling shareholder services toll free at 1-800-432-2504 during business hours, 9 a.m. to 6 p.m. Eastern time. New Fund currently has no Financial Highlights information since it has not yet commenced operations. If Old Fund shareholders approve the Reorganization, New Fund will assume the Financial Highlights information of Old Fund after the Reorganization has been completed.
Performance Information
Old Fund's performance information is set forth below. New Fund will adopt Old Fund's performance history if and when the Reorganization has been approved by Old Fund's shareholders, the assets of Old Fund have been transferred to New Fund, and Old Fund's liabilities have been assumed by New Fund.
The bar chart below provides some indication of the risks of investing in both Old Fund and New Fund by showing how Old Fund's investment results have varied from year to year. The table shows how Old Fund's average annual total returns for the periods indicated compare with those of the S&P 500® Index, a broad based securities market index. Old Fund's past performance (before and after taxes) is not necessarily an indication of how either Old Fund or New Fund will perform in the future. Updated information on Old Fund's results can be obtained by visiting www.clipperfund.com or by calling 1-800-432-2504.
In 2009, Old Fund received favorable class action settlements from companies which it no longer owns. These settlements had a material impact on the investment performance of Old Fund in 2009. This was a one-time event that is unlikely to be repeated. A different investment adviser served as the manager of Old Fund from inception through December 31, 2005. Davis Advisors became the manager of Old Fund on January 1, 2006. Should Old Fund be a potential class plaintiff in any claim after the Reorganization, Davis Advisors will file on behalf of New Fund as the surviving entity. Provided that the court recognizes New Fund's claim to Old Fund's potential claim, such amount would be paid to New Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts.
Clipper Fund (Old Fund)
Annual Total Returns
(for the years ended December 31)
Highest/Lowest quarterly results during this time period were:
Highest: 20.62% for the quarter ended June 30, 2009
Lowest: (26.77%) for the quarter ended December 31, 2008
Total return for the six months ended June 30, 2014, (not annualized) was 5.97%.
Clipper Fund (Old Fund) Average Annual Total Returns
for the periods ended December 31, 2013
	1 Year	5 Years	10 Years
Return before taxes	34.22%	19.48%	4.10%
Return after taxes on distributions	34.10%	19.26%	3.55%
Return after taxes on distributions and sale of fund shares	19.47%	15.94%	3.37%
S&P 500® Index reflects no deduction for fees, expenses or taxes	32.39%	17.94%	7.41%
Principal Investment Strategies
Davis Advisors, the investment adviser for both Old Fund and New Fund, will employ the same principal investment strategies to manage the portfolio of New Fund as it currently does to manage the portfolio of Old Fund.
Davis Advisors uses the Davis Investment Discipline to invest Old Fund's portfolio principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by large companies with market capitalizations of at least $10 billion. Old Fund is non-diversified and, therefore, is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. Old Fund's portfolio generally contains between 15 and 35 companies, although the precise number of its investments will vary over time. Historically, Old Fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their place of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes Old Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies' equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors' estimate of the company's intrinsic value based upon fundamental analysis of cashflows, assets and liabilities, and other criteria which Davis Advisors deems to be material on a company by company basis. Davis Advisors' goal is to invest in companies for the long term (ideally five years or longer, although this goal may not be met). Davis Advisors considers selling a company's equity securities if the securities' market price exceeds Davis Advisors' estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company's equity securities is no longer attractive, or to raise cash to purchase a more attractive investment opportunity, satisfy net redemptions, or other purposes.
Principal Risks
Although Old Fund and New Fund make every effort to achieve their investment objectives, there is no guarantee that either will do so, and an investor could lose money by investing in Old Fund or in New Fund. Following are the principal risks of investing in Old Fund; an investment in New Fund is subject to the same risks.
Stock Market risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
Manager risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Common Stock risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer's other securities, including preferred, convertible, and debt securities.
Large-Capitalization Companies risk. Companies with $10 billion or more in market capitalization are considered by Davis Advisors to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Mid- and Small-Capitalization Companies risk. Companies with less than $10 billion in market capitalization are considered by Davis Advisors to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets, and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Headline risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management, or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company's stock may never recover or may become worthless.
Focused Portfolio risk. Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the Fund's total portfolio.
Financial Services risk. Investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to problems affecting financial companies.
Foreign Country risk. Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.
Foreign Currency risk. Securities issued by foreign companies in foreign markets are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.
Depositary Receipts risk. Depositary receipts, consisting of American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Fees and Expenses risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Investment Limitations
Both Old Fund and New Fund are subject to fundamental and non-fundamental investment policies. The restrictions designated as fundamental policies may not be changed without approval by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of Old Fund or New Fund, as applicable. However, non-fundamental restrictions may be changed by the Funds' Board without shareholder approval, if the relevant Board determines that Old Fund's or New Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy. Any policy that is not specified in Old Fund's Prospectus or SAI as being fundamental is non-fundamental.
Old Fund's Board of Directors believes that, in some cases, Old Fund's investment restrictions are more prohibitive than the rules and regulations under the 1940 Act and applicable guidance by the SEC and its staff otherwise require, limiting investment strategies and resulting in operating inefficiencies and costs. Many of Old Fund's current fundamental investment policies can be traced back to federal or state securities law requirements that were in effect when Old Fund was organized in 1983. These limitations have subsequently been made less restrictive or are no longer applicable to Old Fund. For example, the National Securities Markets Improvement Act of 1996 ("NSMIA") preempted many investment restrictions formerly imposed by state securities laws and regulations, so those state requirements no longer apply. As a result, Old Fund's current restrictions unnecessarily limit the investment strategies available to Davis Advisors in managing Old Fund's assets.
The investment strategies of New Fund are designed to provide New Fund with the maximum investment flexibility under current law. While New Fund provides Davis Advisors with greater flexibility in managing New Fund's portfolio, New Fund will be managed subject to the limitations imposed by the 1940 Act and SEC rules and interpretive guidance as well as the investment objectives, strategies, and policies of New Fund. Davis Advisors intends to manage New Fund using substantially the same investment strategies which it is currently using to manage Old Fund. Davis Advisors does not believe that the changes in the fundamental investment limitations between Old Fund and New Fund will, either individually or in the aggregate, materially affect the principal investment risks associated with New Fund.
Different Fundamental Investment Policies
The following fundamental investment policies of New Fund differ from those of Old Fund and reflect current rules and regulations under the 1940 Act:
Old Fund	New Fund
Diversification
The Fund has not adopted a fundamental policy regarding diversification. The Fund is classified under the 1940 Act as a non-diversified open-end management investment company.
The Fund is not required to diversify its investments.
Further Explanation of Diversification Policy. The Fund is classified as non-diversified under the 1940 Act. The Fund intends to remain classified as a regulated investment company under the Code. In order to maintain that classification the Fund must meet a number of requirements, including a requirement that, in general, at the end of each quarter of the taxable year, at least 50% of the value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and "other securities." For this purpose, "other securities" does not include investments in the securities of any one issuer representing more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.

Concentration
The Fund may not invest more than 25% of its total assets in the securities of issuers in any one industry.
The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.
Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund generally uses Global Industry Classification Standard ("GICS") as developed by Morgan Stanley Capital International and Standard & Poor's Corporation to determine industry classification. GICS presents industry classification as a series of levels (i.e., sector, industry group, industry, and sub-industry). For purposes of measuring concentration, the Fund generally classifies companies at the "industry group" or "industry" level. However, further analysis may lead the Adviser to classify companies at the sub-industry level. The Adviser will only measure concentration at the sub-industry level when it believes that the various sub-industries in question can reasonably be expected to be impacted differently to a material extent by future economic events. For example, in the "Insurance" industry, the Adviser believes that the sub-industries (insurance brokers, life & health insurance, multi-line insurance, property & casualty insurance, and reinsurance) can reasonably be expected to be impacted differently to a material extent by future economic events such as natural disasters, global politics, inflation, unemployment, technology, etc. In addition, the Adviser may reclassify a company into an entirely different sector if it believes that the GICS classification of a specific company does not accurately describe the company.

Issuing Senior Securities
The Fund does not have a fundamental policy governing issuing senior securities. The Fund has a non-fundamental policy substantially similar to that of New Fund.
The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities, except as provided by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. See the non-fundamental restriction further limiting short selling below. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payments of dividends.

Borrowing
The Fund may not borrow money from banks except for temporary or emergency purposes (i.e., not for leverage), including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any such borrowing is made.

The Fund may not borrow money, except to the extent permitted by applicable law including the 1940 Act and published SEC staff positions.
Further Explanation of Borrowing Policy. The Fund may borrow from banks provided that, immediately thereafter, the Fund has 300% asset coverage for all borrowings. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible, normally within three business days, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended.

The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

Investments in Commodities and Real Estate
The Fund may not purchase or sell real estate or interests in real estate, except that the Fund may purchase marketable securities of companies holding real estate or interests in real estate.
The Fund may not purchase or sell commodities or commodity contracts, including futures contracts.

The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.

Making Loans
The Fund may not make loans, except that the Fund may purchase issues of (i) publicly distributed bonds, debentures or other debt securities; or (ii) privately sold bonds, debentures or other debt securities immediately convertible into equity securities, provided that such purchases of privately sold debt securities do not to exceed 5% of the Fund's total assets.

The Fund may not make loans to other persons, except as allowed by applicable law including the 1940 Act and published SEC staff positions.
Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments, entering into repurchase agreements, leaving cash on deposit with the Fund's custodian, and similar actions are not deemed to be the making of a loan.
To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, typically U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.
When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. Government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

Fundamental Investment Policies being eliminated
New Fund is not subject to the following fundamental investment policies of Old Fund:
(a) The Fund may not invest in the securities of foreign issuers and obligors if, as a result, more than 15% of the Fund's total assets would be invested in such securities.
This restriction is not required by the 1940 Act. New Fund is not subject to this restriction, as the Adviser may find foreign issuers and obligors which, in its opinion, present attractive opportunities for investment. The Fund is proposing adoption of a non-fundamental policy (which may be changed by the Trustees without a shareholder vote) establishing a limit of 15% of the Fund's total assets related to foreign issues.
(b) The Fund may not invest in foreign currency or in forward foreign currency contracts. However, the Fund may convert U.S. dollars into foreign currency in order to effect securities transactions on foreign securities exchanges.
This requirement is not required by the 1940 Act. The Adviser has no current intention of investing in foreign currency or in forward foreign currency contracts on behalf of New Fund. However, if the Adviser decides to do so in the future, New Fund's registration statement will be amended to incorporate appropriate disclosure of the risks involved in such transactions.
(c) The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as necessary for the clearance of purchases and sales of securities.
This requirement is not required by the 1940 Act. The Adviser has no current intention to purchase securities on margin on behalf of the Fund, except for such short-term credits as necessary for the clearance of purchases and sales of securities. However, if the Adviser decides to do so in the future, New Fund's registration statement will be amended to incorporate appropriate disclosure of the risks involved in such transactions.
(d) The Fund may not invest in any restricted securities, including privately sold bonds, debentures or other debt securities or other illiquid assets, including repurchase agreements maturing in over seven days and securities which do not have readily available market quotations if, as a result, more than 10% of the Fund's total assets would be invested in such securities.
This restriction is not required by the 1940 Act. New Fund is not subject to this restriction, as the Adviser may find restricted securities which, in its opinion, present attractive opportunities for investment. New Fund has adopted the following non-fundamental policy which can be changed by the Trustees without a shareholder vote:
Illiquid Securities. The Fund will not purchase or hold illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities. If illiquid securities exceeded 15% of the value of the Fund's net assets, the Adviser would attempt to reduce the Fund's investment in illiquid securities in an orderly fashion.
(e) The Fund may not invest more than 10% of the Fund's total assets in securities of special situation companies. A special situation company is a company which is in the process of liquidation or a liquidation proceeding, a bankruptcy reorganization or proceeding, or a recapitalization, or is purchased for the purpose of earning an arbitrage profit on a company which is the subject of a tender offer or merger proposal by a third party.
This requirement is not required by the 1940 Act. The Adviser seeks to acquire securities of companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The Adviser may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While the Adviser researches companies subject to such contingencies, it cannot be correct every time, and the company's stock may never recover. New Fund believes that restricting the Adviser's investment in such situations may unnecessarily hamper its ability to purchase securities, which it believes will add value to New Fund.
(f) The Fund may not invest in securities of any company with a record of less than three years' continuous operation (including that of predecessors) if, as a result, more than 25% of the Fund's total assets would be invested in such securities.
This restriction is not required by the 1940 Act, and was originally adopted in response to state law restrictions or interpretations that no longer apply to investment companies. New Fund is not subject to this restriction, as the Adviser may find relatively new enterprises with investment potential.
(g) The Fund may not sell securities short.
This requirement is not required by the 1940 Act. The Adviser has no current intention of making short sales of securities on behalf of New Fund. However, if the Adviser decides to do so in the future, New Fund's registration statement will be amended to incorporate appropriate disclosure of the risks involved in such transactions. New Fund has adopted the following non-fundamental policy which can be changed by the Trustees without a shareholder vote:
Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.
(h) The Fund may not purchase or sell options on securities.
This requirement is not required by the 1940 Act. The Adviser has no current intention to purchase or sell options on securities on behalf of New Fund. However, if the Adviser decides to do so in the future, New Fund's registration statement will be amended to incorporate appropriate disclosure of the risks involved in such transactions. New Fund has adopted the following non-fundamental policy which can be changed by the Trustees without a shareholder vote:
Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets.
(i) The Fund may not participate on a joint or joint and several basis in any securities trading account.
This restriction is not required by the 1940 Act, and was originally adopted in response to state law restrictions or interpretations that no longer apply to investment companies. New Fund is not subject to this restriction in order to enable the Adviser to manage New Fund's assets effectively and efficiently in response to market and regulatory changes. However, the Adviser has no current intention to participate in any securities trading account on a joint or joint and several basis. If the Adviser decides to do so in the future, New Fund's registration statement will be amended to incorporate appropriate disclosure of the risks involved in such transactions.
(j) The Fund may not purchase the securities of any other investment company except (1) in the open market or in privately negotiated transactions where (in either case) to the best information of the Fund no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission) results from such purchase but neither open market nor privately negotiated purchases of such securities shall exceed 5% of the Fund's total assets in either category (not in the aggregate), or (2) if such purchase is part of a merger, consolidation or acquisition of assets.
This requirement is not required by the 1940 Act. Although New Fund does not have any investment restrictions with respect to the purchase of securities of other investment companies, any such purchases are subject to the following limits prescribed by the 1940 Act: immediately after such a purchase, New Fund may not own (i) more than 3% of the total outstanding voting stock of the other investment company, (ii) securities of the other investment company having an aggregate value in excess of 5% of the value of its total assets, or (iii) securities of other investment companies having an aggregate value in excess of 10% of New Fund's total assets.
(k) The Fund may not invest in or hold securities of any issuer if, to the knowledge of the Fund, those officers and Directors of the Fund or officers or Directors of the Adviser owning individually more than ½ of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.
This restriction is not required by the 1940 Act, and was originally adopted in response to state law restrictions or interpretations that no longer apply to investment companies. New Fund is not subject to this restriction in order to enable the Adviser to manage New Fund's assets effectively and efficiently in response to market and regulatory changes.
Different Non-Fundamental Policies
New Fund has not adopted the following non-fundamental policy of Old Fund:
The Fund may not purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers, which invest in or sponsor such programs.
This restriction is not required by the 1940 Act, and was originally adopted in response to state law restrictions or interpretations that no longer apply to investment companies. New Fund is not subject to this restriction in order to enable the Adviser to manage New Fund's assets effectively and efficiently in response to market and regulatory changes. The Adviser has no current intention to purchase or sell interests in oil, gas or other mineral exploration or development programs.
New Fund has adopted the following non-fundamental policies which can be changed by the Trustees without a shareholder vote:
1.	Illiquid Securities. The Fund will not purchase or hold illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities. If illiquid securities exceeded 15% of the value of the Fund's net assets, the Adviser would attempt to reduce the Fund's investment in illiquid securities in an orderly fashion.
2.	High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower (sometimes referred to as "Junk Bonds") if the securities are in default at the time of purchase or if such purchase would then cause more than 20% of the Fund's net assets to be invested in such lower-rated securities.
3.	Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets.
4.	Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the notional value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets.
5.	Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.
6.	Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.
7.	Mortgage, Pledge, Lend, or Hypothecate Assets. The Fund will not mortgage, pledge, or hypothecate more than 33 1/3% of its total assets, taken at market value in securities lending or other activities.
8.	Foreign Issuers. The Fund may not invest in the securities of foreign issuers and obligors if, as a result, more than 15% of the Fund's total assets would be invested in such securities.
Investment Limitations Generally
Except for the investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of the Fund are in terms of current market value.
Management
The business of Old Fund is supervised by its Board of Directors, which establishes Old Fund's policies and meets regularly to review the activities of the Adviser and the officers, who are responsible for day-to-day operations of Old Fund, and other service providers. The business of New Fund is supervised by its Board of Trustees, which performs the same role.
The Trust's Board and officers are currently the same as Old Fund's, although shareholders are also being asked to elect new members of the Trust's Board, contingent upon the approval of the Reorganization. Old Fund's Directors and officers are listed below under "Proposal 2 – Election of Trustees".
Investment Advisory Services and Investment Advisory Agreement
Davis Advisors serves as Old Fund's investment adviser and will serve as New Fund's investment adviser upon completion of the Reorganization. Davis Advisors has served as the investment adviser for Old Fund since January 1, 2006. Its headquarters are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for Old Fund, manages its business affairs, and provides it with day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients, and as of December 31, 2013, managed client assets totaling approximately $48 billion.
Davis Selected Advisers–NY, Inc., has served as the sub-adviser for Old Fund since January 1, 2006. Its offices are located at 620 Fifth Avenue, New York, New York 10020. Davis Selected Advisers–NY, Inc., also provides investment management and research services for other mutual funds and institutional clients. It is a wholly owned subsidiary of Davis Advisors, and its fee is paid by Davis Advisors, not by the Fund.
As Old Fund's adviser, Davis Advisors is responsible for investing and reinvesting Old Fund's assets, placing orders to buy and sell securities, and negotiating brokerage commissions on portfolio transactions. Davis Advisors will perform the same functions for New Fund. In choosing broker-dealers to handle portfolio securities transactions, Davis Advisors seeks to obtain the best price available and most favorable execution.
The New Advisory Agreement
The Trust has entered into an investment advisory and sub-advisory contract with Davis Advisors and Davis Selected Advisers-NY, Inc. with respect to New Fund (the "New Advisory Agreement") that is substantially the same in all material respects as the current Advisory Agreement (described below), including fees paid to Davis Advisors by the Fund, except that the New Advisory Agreement is subject to the laws of the State of Delaware, while the current Advisory Agreement is subject to the laws of California.
The Current Advisory Agreement
Davis Advisors and Davis Selected Advisers-NY, Inc. provide investment management services to Old Fund pursuant to the terms of the current Advisory Agreement. The terms of the Advisory Agreement for New Fund is identical to the Old Fund's Advisory Agreement, as shown below.
Old Fund entered into the current Advisory Agreement with Davis Advisors and Davis Selected Advisers-NY, Inc. as of January 1, 2006. The current Advisory Agreement was subsequently approved by shareholders and continued until January 1, 2008, and has remained in force thereafter as it was approved by the Board of Directors annually in accordance with legal requirements.
Under the current Advisory Agreement, Davis Advisors is entitled to receive for its services a management fee as follows (expressed as a percentage of Old Fund's average daily net assets): 0.55% of assets up to $3 billion, 0.54% of assets greater than $3 billion and up to $4 billion, 0.53% of assets greater than $4 billion and up to $5 billion, 0.52% of assets greater than $5 billion and up to $6 billion, 0.51% of assets greater than $6 billion and up to $7 billion, 0.50% of assets greater than $7 billion and up to $10 billion, and 0.485% of assets greater than $10 billion.
The current Advisory Agreement is terminable on 60 days' written notice, by vote of a majority of the outstanding shares, by vote of a majority of Old Fund's Board of Directors, or by Davis Advisors. It automatically terminates in the event of its assignment (as defined in the 1940 Act).
The current Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of Davis Advisors, or of reckless disregard of its obligations thereunder, Davis Advisors is not liable for any action or failure to act in accordance with its duties thereunder. Old Fund agrees to indemnify and hold harmless Davis Advisors (and related persons) against any loss (including reasonable attorneys' fees) to which such persons may become subject, insofar as such loss arises out of or is based upon any claims relating to actions or omission by Old Fund's former investment adviser.
A discussion regarding the basis for the approval of Old Fund's investment advisory by Old Fund's Board of Directors is contained in Old Fund's most recent Semi-Annual Report to shareholders.
Other administrative and support services
In addition to the current Advisory Agreement, Old Fund has entered into several other agreements pursuant to which Davis Advisors and its affiliates provide administrative and other support services to Old Fund and its shareholders. The Trust has entered into similar agreements with respect to New Fund that are substantially the same in all material respects as those of Old Fund, described below, except that New Fund agreements are subject to the laws of the State of Delaware, while Old Fund agreements are subject to the laws of California.
•
Old Fund has entered into an Administrative Services Agreement with Davis Advisors, pursuant to which Davis Advisors provides basic financial, administrative and legal services to Old Fund. Old Fund reimburses Davis Advisors only for its reasonable out-of-pocket costs in providing these services. Old Fund did not pay Davis Advisors any fees pursuant to this agreement during the last two years, and is not expected to pay Davis Advisors any fees pursuant to this agreement in the current year.

•
Old Fund has entered into a Shareholder Services Agreement with Davis Advisors, pursuant to which Davis Advisors handles telephone calls from shareholders and broker-dealers, general correspondence for share redemptions, shareholder account maintenance, shareholder account transfers, and provides information technology and telecommunications systems for support and servicing of shareholder accounts. Davis Advisors has entered into similar agreements with the other funds managed by Davis Advisors. A portion of its costs to perform these functions are allocated to Old Fund and such other funds.

•
Old Fund has entered into a Principal Underwriting Agreement with Davis Distributors, LLC (the "Distributor"), a registered broker-dealer affiliated with Davis Advisors which acts as distributor of the funds managed by Davis Advisors. The Distributor is not separately compensated for its services, and pays the expenses of printing and distributing prospectuses, reports, and sales literature prepared for use in connection with the distribution of Old Fund shares.

Portfolio Managers
The portfolio managers responsible for overseeing Old Fund's investments are Christopher Davis and Danton Goei. They will perform substantially similar services for New Fund.
Christopher Davis has served as a portfolio manager of Old Fund since January 2006 and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989.
Danton Goei has served as a portfolio manager of Old Fund since January 2014 and also manages other equity funds advised by Davis Advisors. Mr. Goei started with Davis Advisors as a research analyst in November 1998.
Old Fund's Statement of Additional Information provides additional information regarding the portfolio managers.
Other Service Providers
Old Fund's other service providers are listed below. They will perform substantially similar services for New Fund.
State Street Bank and Trust Company ("State Street") is custodian of Old Fund's assets and provides accounting services to Old Fund. Its address is P.O. Box 1713, Mutual Funds Operations-P2N, Boston, MA 02105.
Boston Financial Data Services (the "Transfer Agent") is Old Fund's transfer agent. Its address is P.O. Box 8406, Boston, MA 02266-8406.
KPMG LLP ("KPMG") serves as the Fund's independent registered public accounting firm. 1225 17th Street, Suite 800, Denver, CO 80202,
Davis Distributors, LLC is Old Fund's distributor. Its address is 2949 East Elvira Road, Suite 101, Tucson AZ, 85756.
Purchase of Shares
Shares of Old Fund are, and shares of New Fund will be, sold on a continuous basis at net asset value with no sales charges. The net asset value of shares is calculated as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). Purchases of shares may be made by check or by wire. Purchases of shares can also be made by setting up an automatic investment plan. Shareholders may reinvest their dividends in additional shares. Minimum investments in shares of both Funds are $2,500 to open an account, and minimum additional investments are $25.
Dividends and Other Distributions
Old Fund ordinarily distributes dividends and capital gains, if any, in December. The dividend and distribution policies of New Fund will be the same.
Redemption of Shares
Shares of Old Fund and New Fund are redeemable on any business day at a price equal to the net asset value of the shares the next time it is calculated after a redemption request is accepted. Shares may be redeemed in writing by sending a letter, by telephone, or by wire. Shares also may be redeemed under a Systematic Withdrawal Plan.
Both Old Fund and New Fund require a signature guarantee when selling more than $100,000 worth of shares. Each also requires a signature guarantee when a check for the proceeds is made out to someone other than an owner of record or sent somewhere other than the address of record, when the address on record has been changed in the past thirty days or when establishing certain services after the account is opened.
Neither Old Fund nor New Fund issue share certificates. New Fund will convert any outstanding stock certificates of Old Fund to record entry form. Shareholders of Old Fund holding certificates representing their stock will not be required to surrender their certificates to anyone in connection with the Reorganization. However, such shareholders will have to surrender their certificates in order to redeem, transfer or pledge the shares of New Fund which they receive as part of the Reorganization.
For more information relating to purchasing and selling shares of Old Fund, see Old Fund's Prospectus dated May 1, 2014, as supplemented.
Involuntary Redemption
For both Old Fund and New Fund, if a shareholder's fund/account balance declines to less than $2,500 as a result of a redemption or transfer, the Fund will redeem the remaining shares in the Fund at net asset value. The shareholder will be notified before his or her account is involuntarily redeemed. Telephone redemptions will receive immediate notice that the redemption will result in the entire account being redeemed upon execution of the transaction. All other redemptions will receive a letter notifying account holders that their accounts will be involuntarily redeemed unless the account balance is increased to at least $2,500 within 30 days.
Frequent Purchases and Redemptions of Fund Shares
Each Fund discourages short-term or excessive trading, does not accommodate short-term or excessive trading, and, if detected, intends to restrict or reject such trading or take other action if in the judgment of Davis Advisors such trading may be detrimental to the interest of a Fund. Such strategies may dilute the value of Fund shares held by long-term shareholders, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs.
Each Board has adopted a 30-day restriction policy with respect to the frequent purchase and redemption of Fund shares. Under the 30-day restriction any shareholder redeeming shares from a Fund will be precluded from investing in the Fund for 30 calendar days after the redemption transaction. Transactions that are part of a systematic plan are excluded from this restriction. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase limitations which are different than the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by a Fund, but are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase limitations may be applicable to their transactions in a Fund through those financial intermediaries. To the extent reasonably feasible, each Fund's market timing procedures apply to all shareholder accounts and neither the Fund nor Davis Advisors have entered into agreements to exempt any shareholder from application of either a Fund's or a financial intermediary's market-timing procedures, as applicable.
Each Fund receives purchase and redemption orders from many financial intermediaries which maintain omnibus accounts with the Fund. Omnibus account arrangements permit financial intermediaries to aggregate their clients' transactions and ownership positions. If a Fund or the distributor discovers evidence of material excessive trading in an omnibus account they may seek the assistance of the financial intermediary to prevent further excessive trading in the omnibus account. Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection and there can be no assurance that a Fund will successfully prevent all instances of market timing.
If a Fund, at its discretion, identifies any activity that may constitute frequent trading, it reserves the right to restrict further trading activity regardless of whether the activity exceeds the funds written guidelines. In applying this policy, each Fund reserves the right to consider the trading of multiple accounts under common ownership, control or influence to be trading out of a single account.
Valuation of Portfolio Securities
Old Fund and New Fund value securities for which market quotations are readily available at current market value, other than certain short-term securities which are purchased within 60 days of maturity; those short-term securities are valued at amortized cost. Securities listed on the NYSE, NASDAQ, and other national exchanges are valued at the last reported sales price on the day of valuation. Securities for which no sale was reported on that date are valued at the closing bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund's' assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. For more information relating to valuation of portfolio securities, see Old Fund's Prospectus dated May 1, 2014, as supplemented.
Payments to Broker-Dealers and Other Financial Intermediaries.
If you purchase Old Fund or New Fund through a broker-dealer or other financial intermediary (such as a bank), Old Fund or New Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
How a Delaware Statutory Trust Compares to a California Corporation
Although federal securities laws regulate most of the operations of a mutual fund, they do not cover every aspect. State law and the Funds' governing instruments fill in most of the gaps. The following discussion compares California corporation law and the current articles of incorporation and bylaws of Old Fund with Delaware law and the documents that will apply if Old Fund reorganizes as a series of a Delaware statutory trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures. This discussion provides an overview of how a Delaware statutory trust compares in certain key areas to a California corporation, Old Fund's legal structure.
Old Fund	New Fund
What is the size of the Board of Directors/ Trustees?
The authorized number of directors shall be no more than five and no less than three according to the bylaws with the exact number to be set by the Directors and subject to change by the shareholders.	The number of Trustees shall be fixed from time to time by the majority of the Trustees, provided that the number of Trustees shall never be less than one.
May the fund create additional series?
The articles of incorporation do not authorize the creation of separate series. If the articles were amended to allow for a separate series, California law does not explicitly provide that shareholders of one series will not be burdened by the liabilities of another series and it does not explicitly provide that the corporation can segregate its assets by series or class.

The Trust may issue series of shares which represent interest in separate portfolios of investments without shareholder approval. No series is entitled to share in the assets of any other series nor is a series liable for the expenses of any other series.

May the fund create additional share classes?
The articles of incorporation do not authorize the creation of multiple classes of shares. Shareholders would have to adopt an amendment to the articles of incorporation for Old Fund to issue separate share classes.

The trust may divide each series of shares into separate classes that would represent interest in the same portfolio and may have the same rights except as provided by the Board of Trustees. The Trust does not currently intend to issue multiple classes of shares, although it might do so in the future.

Could a shareholder have liability for the Fund's obligations?
Shareholders of a California corporation generally have no personal liability for the corporation's obligation. The corporation laws of all other states have similar provisions.
Shareholders of a Delaware statutory trust also are not personally liable for obligations of the trust under Delaware law. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in such other states, those states might not apply Delaware law and might seek to subject the Trust's shareholders to liability. To offset this risk, the Declaration of Trust: (i) recites that its shareholders are not liable for its obligations, and requires notice of this to be included in all Trust contracts, and (ii) requires the Trust to indemnify any shareholder who is held personally liable for the obligations of the Trust. Thus the risk of a shareholder being subject to liability beyond his or her investment is limited to the following unusual circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the Trust is itself unable to meet its obligations. In light of Delaware law, the nature of the Trust's proposed business, and the nature of its assets, Old Fund Board and New Fund Board believe that the risk of personal liability to a shareholder is remote.

When will Directors/ Trustees be elected?
A California corporation would generally elect directors at each annual meeting. However, as a registered investment company, Old Fund is only required to hold annual or special meetings of shareholders as required under the 1940 Act.
Under Delaware law and the Trust's by-laws, the Trust is not required to hold annual shareholder meetings to elect Trustees, and does not intend to do so.
How may shareholder meetings be called?
Old Fund is required to hold a special shareholder meeting for any proper purpose when requested by its Board of Directors, Chairman of the Board or President, or by the holders of 10% of its outstanding shares.
Shareholder meetings must be called when required by the 1940 Act (such as when a majority of the Directors has not been elected by shareholders).

The Trust is required to hold a special shareholder meeting to consider the removal of one or more Trustees or for any other proper purpose when requested by a majority of the Trustees, the President or by the holders of 10% of its outstanding shares.
Shareholder meetings must be called when required by the 1940 Act (such as when a majority of the Trustees has not been elected by shareholders).

When is a shareholder vote necessary?
Shareholders of Old Fund have voting rights with regards to a greater number of matters. In addition to matters as the Directors may determine or as may be required by the 1940 Act, shareholders may also vote on amendment to articles of incorporation and matters affecting fundamental changes in corporate structure.

In general, shareholders of the Trust have voting rights only with respect to a limited number of matters specified in the declaration of trust and such other matters as the Trustees may determine or as may be required by the 1940 Act.

What are the quorum requirements?
A majority of the shares must be present (either in person or by proxy).	One-third of the shareholders must be present (either in person or by proxy).
What voting power or authority do shareholders have?
When voting on matters affecting Old Fund, all of its shareholders vote together on all questions.
Only shareholders of New Fund will vote on matters affecting New Fund. However, when voting on matters affecting the Trust generally (such as the election of Trustees or approval of independent accountants), all shareholders of the Trust, including shareholders of any additional series, will vote together. The shareholders of New Fund eventually may have a smaller ownership interest in the Trust than the shareholders of other series, and the other series could, therefore, have effective voting control of matters affecting the Trust generally.

Do shareholders have cumulative voting rights?
Shareholders of Old Fund have "cumulative voting" rights when voting for Directors. These rights are established to permit the holders of a substantial minority of shares of Old Fund to elect at least one Director.
Shareholders of the Trust will not have such rights, and the holders of 50% of the outstanding shares of the Trust will be able to elect all of the Trust's Trustees.
Do the Directors/ Trustees receive indemnification from the fund via law and/ or charter documents?
The Directors of Old Fund cannot be held liable for their activities in that role so long as they perform their duties prudently, in good faith, and in Old Fund's best interests. California corporate law also provides that the Directors may be liable for voting to declare a dividend or other distribution of assets to shareholders contrary to law or during liquidation of the corporation.
Old Fund indemnifies its Directors from claims and expenses arising out of their services to Old Fund, unless they have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The Trustees would generally not be held liable for their activities in their role so long as they perform their duties prudently, in good faith, and in the Trust's best interests.
The declaration of trust provides the Trustees indemnification from claims and expenses arising out of their services to the Trust unless they have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

What is required in order to amend the charter documents?
Amendments to Old Fund's articles of incorporation require shareholder approval.
Amendments to the Trust's declaration of trust can be made by the Trustees without shareholder approval, unless they reduce the amount payable to shareholders upon liquidation of the Trust, repeal the limitations on shareholders' or Trustees' personal liability, or diminish or eliminate any voting rights.

Is shareholder approval required as part of a merger or reorganization?
Under California law, Old Fund is required to obtain shareholder approval to merge or consolidate with any corporation or other organization or to sell substantially all of its assets.
The Trust's declaration of trust requires approval by a majority of the Board of Trustees to merge, consolidate or sell substantially all of its assets. Generally, shareholder approval is also required pursuant to the 1940 Act.

Is shareholder approval required to dissolve the fund?
Termination of Old Fund would generally require approval of its shareholders.	The Trust may be dissolved at any time by the Trustees by written notice to the Shareholders.

THE BOARD RECOMMENDS

A VOTE "FOR" THE PROPOSED REORGANIZATION.

PROPOSAL 2
ELECTION OF TRUSTEES
___________________________
Proposal 2 - Election of Trustees. Elect new trustees of Clipper Funds Trust. Proposal 2 is contingent upon approval of Proposal 1.
The 1940 Act requires that immediately after filling any vacancy, at least two-thirds of a fund's board members have been elected by its shareholders. The Trust's board members are proposing to join Old Fund Board of Directors with the board of directors of another fund managed by Davis Advisors. Proposal 2 contains information relevant to the consideration of nominees for the Board.
Shareholders will be asked to vote at the Meeting to elect nine nominees listed below ("Nominees") as Trustees of the Trust. Each Nominee so elected will hold office until the Trustee's death, resignation, reaching any mandatory retirement age set by the Trustees, adjudicated incompetence or other incapacity to perform the duties of the office, or the removal of the Trustee.
Upon the recommendation of the Nominating Committee of the Trust, at a meeting of the Board of Trustees on March 27, 2014, the Board approved the appointment of the nominees listed below as members of the Board subject to their election by the Trust's shareholders.
Nominees Lawrence Harris and Steven Kearsley are currently Directors of Old Fund and Trustees of New Fund and each has served in those capacities since 2006. Lawrence McNamee, currently serving as a Director of Old Fund and a Trustee of New Fund, is not a Nominee for Trustee of New Fund. Mr. McNamee will continue to serve as a Director until his replacement assumes office.
The other seven Nominees are not currently serving as Directors of Old Fund or Trustees of New Fund. All seven currently serve as Directors of Selected Funds, which consists of two portfolios, Selected American Shares, Inc. and Selected International Fund, Inc., managed by Davis Advisors. It is anticipated that Mr. Harris and Mr. Kearsley will be appointed to serve as Directors of Selected Funds.
Each Nominee has consented to being named in this Proxy Statement/Prospectus and indicated their willingness to serve if elected.

Nominees to the Board of Trustees
Information about the Nominees, including their business addresses, ages, principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. All Nominees, except Christopher Davis and Andrew Davis, are considered "independent" as none is an "interested person" of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act. Christopher Davis and Andrew Davis, who are brothers, are considered "interested persons" of the Trust because of their positions with the Adviser.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee*	Other Directorships Held by Nominee during the last five years

Independent Trustees
Lawrence Harris 2949 E. Elvira Road, Suite 101 Tucson, AZ 85756 born 09/16/1956	Trustee/ Chairman	Trustee since 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	2	Director, Clipper Fund, Inc., Director, Interactive Brokers Group, Inc.; Trustee, R.S. Investment Trust and R.S. Variable Products Trust
Steven Kearsley 2949 E. Elvira Road, Suite 101 Tucson, AZ 85756 born 09/29/1941	Trustee	Trustee since 2006	Private investor; owner, Real Estate Development.	2	Director, Clipper Fund, Inc.
William Barr 2949 E. Elvira Road, Suite 101 Tucson, AZ 85756 born 05/23/1950	Nominee	N/A	Retired; Former counsel with Kirkland & Ellis LLP (law firm) January 2009 until July 2009. Executive Vice President and General Counsel, Verizon (telecommunications company) from 1994 through 2008.	2	Director, Selected American Shares, Inc. and Selected International Fund, Inc. Director, Time Warner, Inc., (media and entertainment company); Director, Dominion Resources (energy company).
Francisco Borges 2949 E. Elvira Road, Suite 101 Tucson, AZ 85756 born 11/17/1951	Nominee	N/A	Chairman and Managing Partner, Landmark Partners, LLC, (private equity firm) since March 1999.	2
Director, Selected American Shares, Inc. and Selected International Fund, Inc. Trustee, John S. and James L. Knight Foundation; Trustee, Connecticut Public Broadcasting Network; Director, University of Connecticut Health Center; Director, Assured Guaranty Ltd., Director Leucadia National Corporation (holding company), and Trustee, Millbrook School.

Katherine L. MacWilliams 2949 E. Elvira Road, Suite 101 Tucson, AZ 85756 born 01/19/1956	Nominee	N/A	Retired; Chief Financial Officer, CaridianBCT, Inc. (a medical device company) from March 2008 to March 2012.	2	Director, Selected American Shares, Inc. and Selected International Fund, Inc.
James McMonagle 2949 E. Elvira Road, Suite 101 Tucson, AZ 85756 born 10/01/1944	Nominee	N/A	Of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002	2	Director/Chairman, Selected American Shares, Inc. and Selected International Fund, Inc. Director, Owens Corning (producer of residential and commercial building materials).
Richard O'Brien 2949 E. Elvira Road, Suite 101 Tucson, AZ 85756 born 09/12/1945	Nominee	N/A	Retired Corporate Economist, Hewlett-Packard Company.	2	Director, Selected American Shares, Inc. and Selected International Fund, Inc.

Interested Trustees
Andrew Davis 2949 E. Elvira Road, Suite 101 Tucson, AZ 85756 born 06/25/1963	Nominee	N/A	President or Vice President of each Selected Fund and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	15	Director, Selected American Shares, Inc., Selected International Fund, Inc., Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc.
Christopher Davis 2949 E. Elvira Road, Suite 101 Tucson, Arizona 85756 born 07/13/1965	Nominee	N/A	President or Vice President of each Selected Fund, Davis Fund and the Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co., a registered broker/dealer.	15
Director, Selected American Shares, Inc., Selected International Fund, Inc., Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. Director, Graham Holdings Company (formerly known as Washington Post Co., a publishing company).

*The "Fund Complex" consists of the following registered open-end management investment companies managed by Davis Advisors:

Clipper Funds Trust, Clipper Fund, Inc.,
Selected American Shares, Inc., Selected International Fund, Inc.
Davis New York Venture Fund, Inc., Davis Series, Inc., Davis Variable Account Fund, Inc.
Board Responsibilities and Leadership Structure
Each Fund's Board supervises the business and management of the applicable Fund. Each Board establishes the Fund's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund, the Adviser, and certain other service providers. Each Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. The board members are elected and serve until their successors are elected and qualified.
Each Funds' current board members qualify as persons who are not "interested persons" under the 1940 Act ("Independent Directors"). In the event that all the nominees are added to the Board composition, 77.8% of the Trust's Board would be comprised of Independent Trustees. The Chairman, who is not an interested person of either Fund, presides at meetings of the Board and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chair may act as a liaison with the Fund's management, officers, attorneys, and other Board members generally between meetings. The Chair may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chair. The Board also may designate working groups or ad hoc committees as it deems appropriate.
Each Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Board members and the full Board in a manner that enhances effective oversight. Each Board believes that having a majority of Independent Directors is appropriate and in the best interest of each Fund's shareholders. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Share Ownership
As of the June 30, 2014, the Nominees and the executive officers of Old Fund beneficially owned individually and collectively as a group approximately 2% of the outstanding shares of Old Fund.
The following table sets forth the aggregate dollar range of shares of Old Fund owned by each Nominee as of June 30, 2014. The information as to beneficial ownership is based on statements furnished by each Nominee.

Dollar Range of Shares in Old Fund
Independent Nominees
Lawrence Harris	Over $100,000
Steven Kearsley	Over $100,000
William Barr	None
Francisco Borges	None
Katherine L. MacWilliams	None
James McMonagle	None
Richard O'Brien	None
Interested Nominees
Andrew Davis	None
Christopher Davis	Over $100,000
During the fiscal year ended December 31, 2013, Old Fund's Board of Directors met four times. It is expected that the Board of Trustees will meet at least quarterly at regularly scheduled meetings. Each incumbent Director attended at least 75% of the meetings of Old Fund Board held during the last fiscal year, including the meetings of Old Fund Board's standing committees on which such Director was a member.
Directors of Old Fund (each is an Independent Director) receive an aggregate annual retainer of $25,000 from Old Fund for service on Old Fund Board. Directors are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. At the completion of the Reorganization compensation is expected to be the same for the Trust. The Trustees reevaluate compensation on an annual basis.

The following table sets forth Director compensation for the fiscal year ending December 31, 2013.

	Aggregate Compensation from Old Fund	Pension or Retirement Benefits Accrued as Part of Old Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Old Fund Complex Paid to Directors
Independent Directors
Lawrence Harris	$25,000	$0	$0	$25,000
Steven Kearsley	$25,000	$0	$0	$25,000
Lawrence McNamee	$25,000	$0	$0	$25,000
Norman Williamson(1)	$18,750	$0	$0	$18,750
(1)Mr. Williamson retired as a director effective August 29, 2013.
Standing Committees
Audit Committee. Old Fund has an Audit Committee which is comprised of all of the Directors. Mr. Kearsley serves as the Chair. Old Fund Board has adopted a written Audit Committee Charter. The Audit Committee reviews financial statements and other audit-related matters for Old Fund. The Audit Committee also holds discussions with management and with Old Fund's independent registered public accounting firm concerning the scope of Old Fund's audit and the firm's independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. During the year ended December 31, 2013, the Audit Committee held two meetings. The Trust also has an Audit Committee comprised of all of the Independent Trustees with a substantially similar Charter and responsibilities that will meet with the same frequency.
Nominating Committee. Old Fund has a Nominating Committee, which is comprised of all of the Directors. Mr. Harris serves as the Chair. Old Fund Board has adopted a written Nominating Committee Charter (attached as Appendix B). The Nominating Committee meets as often as it deems appropriate to discharge the responsibilities for the matters within its purview, as set forth in the Nominating Committee's charter. Old Fund does not elect Directors annually. Each director serves until his or her retirement, resignation, death or removal. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Directors. When the Board of Directors is seeking a candidate to become a director, it considers qualified candidates received from a variety of sources, including third parties that may receive compensation related to identifying and evaluating candidates. During the year ended December 31, 2013, the Nominating Committee held one meeting. The Trust also has a Nominating Committee comprised of all of the Independent Trustees with a substantially similar Charter and responsibilities, and will meet with the same frequency.
Old Fund Board has adopted the following procedures by which shareholders may recommend nominees to Old Fund's Board of Directors. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on Old Fund Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of Old Fund's voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of Old Fund). Nominees must meet certain criteria set forth in the attached Nominating Committee Charter. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to Old Fund's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Old Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in Old Fund's proxy statement if so designated by the Nominating Committee and the Board of Directors. The Trust has adopted substantially similar procedures by which shareholders may recommend nominees to the Trust's Board of Trustees.
Shareholders may communicate with Old Fund Board by writing to Ryan Charles, Secretary of Clipper Fund, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756.

Executive Officers
Officers of Old Fund are elected by the Board of Directors to oversee the day-to-day activities of Old Fund. The following persons are currently executive officers of Old Fund. The officers of the Trust are the same:

Executive Officer	Title	Term of Office
Christopher Davis 2949 E. Elvira Rd. Suite 101 Tucson, AZ 85756 born 7/13/65	President	Indefinite and since December 19, 2005

Kenneth Eich 2949 E. Elvira Rd. Suite 101 Tucson, AZ 85756 born 8/14/53	Executive Vice President, Principal Executive Officer	Indefinite and since December 19, 2005

Sharra Haynes 2949 E. Elvira Rd. Suite 101 Tucson, AZ 85756 born 9/25/66	Vice President, Chief Compliance Officer	Indefinite and since December 19, 2005

Douglas Haines 2949 E. Elvira Road Suite 101 Tucson, AZ 85756 born 3/4/71	Vice President, Principal Financial Officer	Indefinite and since December 19, 2005

Ryan Charles 2949 E. Elvira Rd. Suite 101 Tucson, AZ 85756 born 7/25/78	Vice President, Secretary	Indefinite and since January 1, 2014

All Old Fund officers hold positions as executive officers with Davis Advisors and its affiliates, including Davis Selected Advisers, L.P., Davis Selected Advisers – NY, Inc., Davis Distributors, LLC (Old Fund's principal underwriter), and other affiliated companies. Old Fund does not pay salaries to any of its officers. The principal occupation for the last five years for each executive officer is described below:
Christopher Davis. Chairman and Chief Executive Officer, Davis Selected Advisers, L.P. Also serves as an executive officer in certain companies affiliated with Davis Advisors; as sole member of the Davis Selected Advisers, L.P.'s general partner, Davis Investments, LLC; as Chief Executive Officer, President or Vice President of each of the funds in the Davis Funds family of funds and the Selected Funds family of funds; and as an employee of Shelby Cullom Davis & Co., a registered broker/dealer.
Kenneth Eich. Chief Operating Officer, Davis Selected Advisers, L.P. Also serves as an executive officer in certain companies affiliated with Davis Advisors, and as Executive Vice President and Principal Executive Officer of each of the Davis Funds and Selected Funds.
Douglas Haines. Director of Fund Accounting, Davis Selected Advisers, L.P. Also serves as Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds and Selected Funds.
Sharra Haynes. Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P. Also serves as an executive officer in certain companies affiliated with Davis Advisors, and as Vice President and Chief Compliance Officer of the Davis Funds and Selected Funds.
Ryan Charles. Chief Legal Officer and Secretary, Davis Selected Advisers, L.P. Also serves as an executive officer in certain companies affiliated with Davis Advisors, and as Vice President and Secretary of each of the Davis Funds and Selected Funds.

Independent Auditors
The firm of KPMG LLP ("KPMG") has been selected as the Independent Registered Public Accounting Firm of Old Fund for the fiscal year ending December 31, 2014, and acted in the same capacity for the fiscal year ending December 31, 2013. Old Fund's Annual Report for 2013 is publicly available. KPMG also serve as the Independent Registered Public Accounting Firm of New Fund. Representatives of KPMG are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
KPMG has confirmed to the Audit Committee of Old Fund Board that it is an independent auditing firm with respect to Old Fund.
Certain information concerning the fees and services provided by KPMG to Old Fund for Old Fund's years ended December 31, 2013, and 2012 is provided below.
Audit Fees: For Old Fund's 2012 and 2013 fiscal years, Old Fund paid KPMG fees and expenses in the amount of $46,800 and $48,600, respectively, for professional services rendered for the audit of Old Fund's annual financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years.
Audit-Related Fees: For Old Fund's 2012 and 2013 fiscal years, Old Fund did not pay KPMG for assurances or related services that are reasonably related to the performance of the audit or review of Old Fund's financial statements and are not reported under the Audit Fees above.
Tax Fees: For Old Fund's 2012 and 2013 fiscal years, Old Fund paid KPMG fees and expenses in the amounts of $7,150 and $7,700, respectively, for professional services rendered for tax compliance, tax advice, and tax planning, which were comprised of the review of Old Fund's income tax returns and tax distribution requirements.
All Other Fees: For Old Fund's 2012 and 2013 fiscal years, Old Fund paid KPMG fees in the amount of $6,459 and $0, respectively, for products and services other than those disclosed above.
Old Fund's Audit Committee Charter requires pre-approval by the Audit Committee of all audit and permissible non-audit services to be provided to Old Fund by KPMG, including fees. KPMG did not provide any services to Davis Selected Advisers, L.P., Old Fund's investment adviser, for the 2012 or 2013 fiscal years.

Interaction of Proposals 1 and Proposal 2.
If Proposal 1 - Approval of an Agreement and Plan of Reorganization and Termination is not approved by shareholders then Proposal 2 - Election of Trustees will not be approved and Mr. Harris, Mr. Kearsley, and Mr. McNamee will continue to serve as the sole Directors of Old Fund and Trustees of the Trust.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES.

VOTING INFORMATION
General Information
This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board of Directors of Old Fund to solicit your vote for the proposed Reorganization at a Special Meeting of the shareholders of Old Fund and to solicit your vote for the election of new Board members of the Trust. The Special Meeting will be held at the offices of Davis Selected Advisers, L.P., 3601 E. Britannia, Tucson, Arizona 85706, on September 29, 2014, at 8:30 a.m. Mountain Standard time.
You may vote in one of four ways:
➢	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
➢	via the Internet at the web address printed on your proxy ballot;
➢	call the toll-free telephone number printed on your proxy ballot; or
➢	attend the Special Meeting in person.
PLEASE NOTE THAT, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT APPEARS ON YOUR PROXY BALLOT.
You may revoke a proxy once it is given. If you want to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to Old Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.
Only shareholders of record on August 1, 2014, (the "Record Date"), are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. On June 30, 2014, there were outstanding and entitled to be voted 13,038,020 shares of Old Fund. Each whole share of Old Fund held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote at Old Fund's Special Meeting.
Proposal 1 - Approval of an Agreement and Plan of Reorganization and Termination.
A majority of the shares of Old Fund entitled to vote must be present in person or by proxy to constitute a quorum for Old Fund. When a quorum is present, the affirmative vote of 50% or more of Old Fund's outstanding shares is required to approve the Reorganization of Old Fund.
Proposal 2 - Election of Trustees.
Election of a Trustee requires the vote of a plurality of shares of Old Fund voted in person or by proxy at the Meeting. The nine Trustees who receive the highest numbers of votes will be elected to New Fund Board of Trustees. If Proposal 1 - Approval of an Agreement and Plan of Reorganization and Termination is not approved by shareholders then Proposal 2 - Election of Trustees will not be approved and Mr. Harris, Mr. Kearsley, and Mr. McNamee will continue to serve as the sole Directors of Old Fund and Trustees of the Trust.
If a quorum of Old Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus with respect to Old Fund are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting for Old Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to Old Fund may be transacted at any such adjourned session(s) at which a quorum is present. Old Fund's Special Meeting may be adjourned from time to time by a majority of the votes of Old Fund properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present, and the Special Meeting may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote in favor of the proposal if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal. The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct the persons named in the proxy to vote against the proposal. The votes may be counted and proposals approved at a Special Meeting for Old Fund, including a meeting after adjournment.
All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, such shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).
Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, Old Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. Old Fund may also request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.
Approval of a proposal will occur only if a sufficient number of votes are cast "FOR" the proposal. If shareholders of Old Fund do not vote to approve the Reorganization, the Board of Trustees of Old Fund will consider other possible courses of action with respect to Old Fund, including liquidating Old Fund.
A shareholder of Old Fund who objects to the proposed Reorganization of Old Fund will not be entitled under either California corporate law or Old Fund's articles of incorporation to demand payment for, or an appraisal of, his or her shares. Shareholders, however, should be aware that the Reorganization, as proposed, is not expected to result in recognition of a gain or loss to shareholders for federal income tax purposes. If the Reorganization is completed, shareholders will be free to redeem the shares of New Fund that they receive in the transaction at their then current NAV. Shares of Old Fund may be redeemed at any time prior to the consummation of the Reorganization at their current NAV. Shareholders of Old Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization. A redemption of shares of either Old Fund or New Fund will generally be a taxable transaction.
Method and Cost of Solicitation
This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors of Old Fund for use at the Special Meeting. Old Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include email or oral communications by certain employees of Davis Advisors, who will not be paid for these services. In addition, Boston Financial Data Services has been engaged to assist in the solicitation of proxies, at an estimated cost of between $45,000 and $53,000. Old Fund will bear the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies, except that Davis Advisors has agreed to pay one-fourth of the expenses of the Reorganization, including expenses associated with the solicitation of proxies (proxy solicitation alone, including printing, legal and accounting fees, and other costs, is estimated at approximately $300,000).
Right of Revocation
Any shareholder of Old Fund giving a proxy may revoke it before it is exercised at Old Fund's Special Meeting, either by providing written notice to Old Fund, by submission of a later-dated and duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy by voting again through the toll-free number or the web address listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy for that Special Meeting.

Voting Securities and Principal Holders
Shareholders of Old Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. Each share is entitled to one vote per share. As of June 30, 2014, Old Fund had 13,038,020 shares outstanding.
As of June 30, 2014, shareholders of record and/or beneficial owners (to Old Fund's knowledge) who owned five percent or more of Old Fund's shares are set forth below:
Name of Shareholder	Shares	Percent Ownership
National Financial Services Corp FBO Customers New York, NY	4,300,952	32.98%

Charles Schwab & Co. Inc. SPL custody A/C for Excl Benefit Cust. San Francisco, CA	1,706,284	13.09%

Pershing LLC Jersey City, NJ	1,136,079	8.71%
As of June 30, 2014, the Officers and Directors of Old Fund, as a group, owned beneficially approximately 2% of the outstanding voting securities of Old Fund.
Interest of Certain Persons in the Reorganization
Davis Advisors serves as investment adviser to both Old Fund and New Fund. Both Old Fund and New Fund pay Davis Advisors management fees based upon the same fee schedule.

OBTAINING ADDITIONAL INFORMATION ABOUT THE FUNDS
(Including Prospectus, Annual Report, Semi-Annual Report and Statement of Additional Information)
By Telephone. Call Clipper Fund toll-free at 1-800-432-2504, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.
By Mail. Write to Clipper Fund c/o State Street Bank and Trust Company, P.O. Box 55468, Boston, MA 02205-5468.
On the Internet. www.clipperfund.com.
New Fund or Old Fund
New Fund and Old Fund are subject to the informational requirements of the Exchange Act and, in accordance therewith, file reports and other information with the Securities and Exchange Commission.
From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by visiting the Public Reference Room or writing the Public Reference Section of the SEC, Washington, DC 20549-1520, or by sending an electronic request to publicinfo@sec.gov. Reports and other information about Old Fund and New Fund are also available on the EDGAR database on the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-551-8090.
Shareholder reports, proxy statements, registration statements, and other information filed by Old Fund and New Fund may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549.

MISCELLANEOUS MATTERS
Other Business
The Board of Directors of Old Fund knows of no other business to be brought before the Special Meeting. If any other matters come before Old Fund's Special Meeting, the Board of Directors of Old Fund intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.
Next Meeting of Shareholders
Neither Old Fund nor New Fund is required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, Old Fund and New Fund seek to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of Old Fund (if any), will be held at such time as the Board of Directors may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by Old Fund at its office at a reasonable time before Old Fund begins to print and mail its proxy, as determined by the Board of Directors, to be included in Old Fund's proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.
Delivery to Shareholders Sharing an Address
As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders of Old Fund who reside at the same address, unless such shareholders have notified Old Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that Old Fund sends. If you would like to receive an additional copy, please contact Old Fund by writing to Old Fund's address, or by calling the telephone number shown on the front page of this Proxy Statement. Old Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of Old Fund's shareholder reports and proxy statements in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.
Legal Matters
Bingham McCutchen LLP serves as counsel to both Old Fund and New Fund and their Independent Directors/Trustees.
Independent Registered Public Accounting Firm
The financial statements of Old Fund for the year ended December 31, 2013, contained in Old Funds' 2013 Annual Reports to Shareholders, have been audited by KPMG, LLP, an independent registered public accounting firm, which are incorporated herein by reference and have been so incorporated in reliance upon the report of such firm given on their authority as experts in accounting and auditing.

By Order of the Board of Directors of Clipper Fund, Inc.,

Ryan Charles
Secretary, Clipper Fund, Inc.

Dated: August 1, 2014

Exhibit (a)

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

This Agreement and Plan of Reorganization and Termination ("Agreement") is made as of March 27, 2014, between Clipper Fund, Inc., a California corporation (the "Old Fund"), and Clipper Funds Trust, a Delaware statutory trust ("Trust"), on behalf of Clipper Fund ("New Fund"), a segregated portfolio of assets ("series") of the Trust (both New Fund and Old Fund are sometimes referred to herein as a "Fund"). All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by New Fund are made and shall be taken or undertaken by the Trust on New Fund's behalf, and all rights and benefits created hereunder in favor of New Fund shall inure to, and shall be enforceable by, the Trust acting on its behalf.
The Trust and Old Fund each wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will consist of (1) Old Fund's transfer of all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of beneficial interest in New Fund ("Shares" or "New Fund Shares") and New Fund's assumption of all of Old Fund's liabilities, (2) Old Fund's distribution of those New Fund Shares pro rata to Old Fund's shareholders in exchange for their shares of common stock of Old Fund ("Old Fund Shares") and complete liquidation of Old Fund, and (3) the termination of Old Fund (all the foregoing transactions being referred to herein collectively as the "Reorganization"), all on the terms and conditions set forth herein.
The Fund's Board of Directors and the Trust's Board of Trustees (each, a "Board"), including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated herein and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.
The rights, powers, privileges, and obligations of New Fund Shares will be substantially similar to those of Old Fund Shares.
In consideration of the mutual promises contained herein, Old Fund and the Trust agree as follows:
1.    PLAN OF REORGANIZATION AND TERMINATION
1.1 Subject to the requisite approval of Old Fund's shareholders and the terms and conditions herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. In exchange therefor, New Fund shall
(a)	issue and deliver to Old Fund the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding and
(b)	assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities"). Such transactions shall take place at the Closing (as defined in paragraph 2.1).
1.2 The Assets shall consist of all assets and property - including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Old Fund's books – Old Fund owns at the Effective Time (as defined in paragraph 2.1).
1.3 The Liabilities shall consist of all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.
1.4 Immediately before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.6) for $10.00. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a "Shareholder"), in proportion to their Old Fund Shares then held of record and in exchange for their Old Fund Shares, and will completely liquidate. That distribution shall be accomplished by the Trust's transfer agent opening accounts on New Fund's share transfer books in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to such transfer, each Shareholder's account shall be credited with the respective pro rata number of full and fractional New Fund Shares due that Shareholder. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing New Fund Shares issued in connection with the Reorganization.
1.5 As soon as reasonably practicable after distribution of New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.
1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.
1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's share transfer books with respect to Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.
2.    CLOSING AND EFFECTIVE TIME
2.1 The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Trust's offices on September 29, 2014, or at such other place and/or time as to which Old Fund and the Trust may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the date thereof ("Effective Time").
2.2 Old Fund shall direct State Street Bank and Trust Company, custodian for Old Fund ("Custodian"), to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to the custodian of New Fund who must have custody of the assets at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for such payment has been made. Each of Old Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Old Fund as of the Effective Time for New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.
2.3 Old Fund shall direct Boston Financial Data Services, Inc., Old Fund's transfer agent ("Old Fund Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the number of outstanding Old Fund Shares each Shareholder owned immediately before the Closing.
2.4 Old Fund shall deliver to the Trust at the Closing a certificate of an authorized officer of Old Fund setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on Old Fund's books immediately before the Closing.
2.5 Each of Old Fund and the Trust shall deliver to the other party at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.
3.    REPRESENTATIONS AND WARRANTIES
3.1 Old Fund represents and warrants to the Trust, on New Fund's behalf, as follows:
(a)
Old Fund is a corporation organized under the laws of the State of California that is duly organized and validly existing under the laws of that state; its Articles of Incorporation ("Articles") are on file with that state's Secretary of State;

(b)	Old Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;
(c)
At the Effective Time, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on New Fund's behalf, will acquire good and marketable title thereto;

(d)
Old Fund is not engaged currently, and Old Fund's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Articles or Old Fund's By-Laws (collectively, "Old Fund Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which Old Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which Old Fund is a party or by which it is bound;

(e)
All material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either Fund incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(f)
No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Trust;

(g)
Old Fund's Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments at and for the year ended on December 31, 2013, have been audited by KPMG LLP, an independent registered public accounting firm, and present fairly, in all material respects, Old Fund's financial condition as of such date in accordance with generally accepted United States accounting principles consistently applied ("GAAP"); and to Old Fund's management's best knowledge and belief, there are no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein;

(h)
Since December 31, 2013, there has not been any material adverse change in Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(i)
At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Old Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)
For each taxable year of its operation, Old Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company ("RIC") and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time Old Fund's Board approved the transactions contemplated by this Agreement ("Approval Time") through the Effective Time, Old Fund will invest its assets in a manner that ensures its compliance with the foregoing; from the time it commenced operations through the Effective Time, Old Fund has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Old Fund will not change its historic investment policies; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(k)
All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended ("1933 Act"), and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in Old Fund Transfer Agent's records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any share of Old Fund, nor is there outstanding any security convertible into any share of Old Fund;

(l)	Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(m)	Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);
(n)
During the five-year period ending at the Effective Time, (1) neither Old Fund nor any person "related" to Old Fund (within the meaning of section 1.368-1(e)(4) of the Regulations)  without regard to section 1.368‑1(e)(4)(i)(A)) (an "Old Fund Affiliate"), nor any partnership in which Old Fund or an Old Fund Affiliate is a partner, will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

(o)
Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

(p)
Old Fund's current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated before or on the date of the Closing do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)
The Registration Statement (as defined in paragraph 3.3(a)) (other than written information provided by the Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders' Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(r)	Old Fund is not acquiring New Fund Shares for the purpose of any distribution thereof, other than in accordance with the terms hereof;
(s)
The Articles permit Old Fund to vary its shareholders' investment therein, Old Fund does not have a fixed pool of assets, Old Fund's assets are primarily a managed portfolio of securities, and Davis Selected Advisers, L.P., Old Fund's adviser, has the authority to buy and sell securities for it;

(t)	There will be no dissenters to the Reorganization under any applicable provisions of California or Delaware law; and
(u)	Old Fund's principal purpose for the Reorganization is to change its structure from a California corporation to a series of a Delaware statutory trust.
3.2 The Trust, on New Fund's behalf, represents and warrants to Old Fund as follows:
(a)
The Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

(b)	The Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;
(c)	Before the Effective Time, New Fund will be a duly established and designated series of the Trust;
(d)	New Fund has not commenced operations and will not do so until after the Closing;
(e)
Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) security convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(f)	No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(g)
New Fund is not engaged currently, and the Trust's execution, delivery, and performance of this Agreement will not result in, (1) a material violation of the Trust's Declaration of Trust ("Declaration of Trust") or By-Laws (collectively, "the Trust Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust, on New Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Trust, on New Fund's behalf, is a party or by which it is bound;

(h)
No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust, on New Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)
New Fund will, at the Effective Time, be the sole series of the Trust; the Trust will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and the Trust intends to continue to meet all such requirements for the next taxable year;

(j)
New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(4) of the Regulations) to it (a "New Fund Affiliate"), have any plan or intention to acquire, either directly or through any transaction, agreement, or arrangement with any other person with consideration other than New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

(k)
Following the Reorganization, New Fund (1) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, New Fund (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

(l)
There is no plan or intention for the Trust or New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

(m)
During the five-year period ending at the Effective Time, neither New Fund nor any New Fund Affiliate, nor any partnership in which New Fund or a New Fund Affiliate is a partner, will have acquired Old Fund Shares with consideration other than New Fund Shares;

(n)
Assuming the truthfulness and correctness of Old Fund's representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

(o)
New Fund Shares to be issued and delivered to Old Fund, for the Shareholders' account, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the Trust;

(p)
The Registration Statement (other than written information provided by Old Fund for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(q)
The Declaration of Trust permits the Trust to vary its shareholders' investment therein; the Trust does not have a fixed pool of assets; each series thereof (including New Fund after it commences operations) is a managed portfolio of securities; and Davis Selected Advisers, L.P. ("Davis Advisors") has the authority to buy and sell securities for it;

(r)	New Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code); and
(s)	New Fund Does not own, directly or indirectly, nor has it owned at any time during the past five years, directly or indirectly, any Old Fund Shares.
3.3 Old Fund represents and warrants to the Trust, and the Trust represents and warrants to Old Fund on New Fund's behalf, as follows:
(a)
No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) the Trust's filing with the Commission of a registration statement on Form N-14 relating to New Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), (2) the Commission's declaring effective the Trust's registration statement filed with the Commission on Form N-1A with respect to New Fund, and (3) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

(b)
The fair market value of New Fund Shares each Shareholder will receive in the Reorganization will be approximately equal to the fair market value of Old Fund Shares it surrenders in exchange therefor; the Shareholders will receive no consideration, other than New Fund Shares as provided in this Agreement, in exchange for their Old Fund Shares;

(c)	The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;
(d)	The fair market value of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;
(e)
None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of Old Fund Shares that Shareholder held; none of New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, covenant not to compete, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

(f)
Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses");

(g)
The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(n), 3.2(j), and 3.2(m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time;

(h)
Immediately following consummation of the Reorganization, and as a result of the Reorganization, the Shareholders will own all the outstanding shares of New Fund and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

(i)
Immediately following consummation of the Reorganization, New Fund will hold the same assets and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization (except for assets used to pay expenses incurred in connection with the Reorganization); and assets used to pay expenses and the amount of all redemptions and distributions (other than regular, normal dividends and redemptions made in the ordinary course of Old Fund's business or an open-end investment company pursuant to section 22(e) of the 1940 Act) Old Fund makes immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of its net assets;

(j)	It has duly authorized, executed and delivered this Agreement; and
(k)	There is no indebtedness existing between New Fund and Old Fund that was issued or acquired or will be settled at a discount.
4.    COVENANTS
4.1 Old Fund covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("Shareholders Meeting").
4.2 Old Fund covenants that New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.
4.3 Old Fund covenants that it will assist the Trust in obtaining information the Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.
4.4 Old Fund covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Trust at the Closing.
4.5 Each Fund covenants to cooperate in preparing the Registration Statement in compliance with applicable federal and state securities laws.
4.6 Old Fund and the Trust each covenants that it will, from time to time, as and when requested by the other party, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action the other party deems necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and assumption of all the liabilities, and (b) Old Fund, title to and possession of New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.
4.7 The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.
4.8 Subject to this Agreement, Old Fund and the Trust each covenant to take or cause to be taken all actions, and to do or cause to be done all things reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
5.    CONDITIONS PRECEDENT
The obligations of each of Old Fund and the Trust hereunder shall be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:
5.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action shall be required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each of Old Fund's and Trust's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either party hereto deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;
5.2 At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;
5.3 The Trust shall have received an opinion of Bingham McCutchen LLP ("Counsel") substantially to the effect that:
(a)	Old Fund is a California corporation that is validly existing and in good standing under the laws of the State of California;
(b)	This Agreement has been duly authorized and adopted by Old Fund;
(c)
The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of Old Fund Governing Documents or, to Counsel's knowledge, violate any obligation of Old Fund under the express terms of any court order that names Old Fund and is specifically directed to it or its property, except as set forth in such opinion;

(d)
To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any California or Federal court or governmental authority is required for the consummation by Old Fund of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws; and

(e)	Old Fund is registered with the Commission as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend such registration.
In addition, Counsel shall confirm that it does not represent Old Fund in any pending litigation in which Old Fund is a named defendant that challenges the validity or the enforceability of this Agreement.
In rendering such opinion, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to Old Fund or Old Fund, and may (1) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than Old Fund has been duly authorized, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (3) limit such opinion to applicable federal and state law, (4) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (5) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates;
5.4 Old Fund shall have received an opinion of Counsel substantially to the effect that:
(a)	New Fund is a duly established series of the Trust, a statutory trust that is validly existing as a statutory trust under the laws of the State of Delaware;
(b)	This Agreement has been duly authorized and adopted by the Trust on New Fund's behalf;
(c)
New Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized and, on their issuance and delivery in accordance with this Agreement, will be validly issued, fully paid, and non-assessable;

(d)
The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Trust Governing Documents or, to Counsel's knowledge, violate any obligation of the Trust under the express terms of any court order that names the Trust and is specifically directed to it or its property, except as set forth in such opinion;

(e)
To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any Delaware or Federal court or governmental authority is required for the consummation by the Trust, on New Fund's behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws; and

(f)	The Trust is registered with the Commission as an investment company, and to the Trust Counsel's knowledge no order has been issued or proceeding instituted to suspend such registration.
In addition, Counsel shall confirm that it does not represent the Trust or New Fund in any pending litigation in which the Trust or New Fund is a named defendant that challenges the validity or the enforceability of this Agreement.
In rendering such opinion, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to the Trust or New Fund, and may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than the Trust has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates.
5.5 Old Fund and the Trust each shall have received an opinion of Counsel as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to the Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
(a)
New Fund's acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders in exchange for their Old Fund Shares, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Old Fund and the Trust will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

(b)
Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code:

(c)	The Trust will recognize no gain or loss on New Fund's receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;
(d)
The Trust's tax basis in each Asset will be the same as Old Fund's tax basis therein immediately before the Reorganization, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by Old Fund on the transfer; and the Trust's holding period for each Asset will include Old Fund's holding period therefor (except where investment activities of New Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(e)	A Shareholder will recognize no gain or loss on the exchange of all of its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization; and
(f)
A Shareholder's aggregate tax basis in New Fund Shares it receives in the Reorganization will be the same as the aggregate tax basis in its Old Fund Shares it surrenders in exchange for those New Fund Shares; and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds these Old Fund shares as capital assets at the Effective Time.

5.6 Before the Closing, the Trust's Board shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share ("Initial Shares") to Davis Advisors or an affiliate thereof in consideration of the payment of $10.00 to vote on the investment advisory agreement referred to in paragraph 5.7 and to take whatever other action it may be required to take as New Fund's sole shareholder;
5.7 The Trust (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, an investment advisory agreement and other agreements and plans necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by Davis Advisors or its affiliate as New Fund's sole shareholder;
5.8 At any time before the Closing, either Old Fund or the Trust may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.5) if, in the judgment of its Board, such waiver will not have a material adverse effect on the interests of the Fund's or Trust's shareholders.
6.    BROKERAGE FEES AND EXPENSES
6.1 Old Fund and the Trust each represents and warrants to the other party that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
6.2 The Reorganization Expenses shall be borne by Old Fund. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing Old Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding the foregoing, (a) expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization. Notwithstanding the foregoing Old Fund may enter into an agreement whereby Davis Selected Advisers, L.P. agrees to pay for, or reimburse Old Fund, for an agreed upon portion of the Reorganization Expenses.
7.    ENTIRE AGREEMENT; SURVIVAL
Neither Old Fund nor the Trust has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between Old Fund and the Trust with respect to the Reorganization. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.
8.    TERMINATION
This Agreement may be terminated at any time at or before the Closing:
8.1 By either Old Fund or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2014, or such other date as to which Old Fund and the Trust agree; or
8.2 By the parties' mutual agreement; or
8.3 By the Board of either Fund if such Board determines that the consummation of the Reorganization is not in the best interests of such Fund or its shareholders.
In the event of termination under paragraphs 8.1(c), 8.2, or 8.3, neither Old Fund nor the Trust (nor their respective Board members, officers, or shareholders) shall have any liability to the other party.
9.    AMENDMENTS
The parties may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests. This paragraph shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.
10.    SEVERABILITY
Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.
11.    MISCELLANEOUS
11.1 New Fund agrees that all rights to indemnification and all limitations of liability existing in favor of Old Fund's current and former directors and officers, acting in their capacities as such, under Old Fund Governing Documents as in effect on the date of this Agreement shall survive the Closing as obligations of New Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against New Fund, its successors or assigns.
11.2 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
11.3 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties hereto and its respective successors and assigns any rights or remedies under or by reason of this Agreement.
11.4 Notice is hereby given that this instrument is executed and delivered on behalf of the Trust's trustees solely in their capacities as trustees and not individually. Old Fund's and Trust's obligations under this instrument are not binding on or enforceable against any of their respective Board members, officers, or shareholders or any series of the Trust other than New Fund but are only binding on and enforceable against the applicable Fund's property. Old Fund and the Trust, on New Fund's behalf, in asserting any rights or claims under this Agreement, shall look only to the other Fund's property in settlement of such rights or claims and not, in the case of the Trust, to the property of any other series of the Trust or to such trustees, officers, or shareholders.
11.5 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party hereto and delivered to the other party. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.
CLIPPER FUND, INC.

By:
----------------------------------------
Name: Ryan Charles
Title: Secretary

CLIPPER FUNDS TRUST,
on behalf of its series, Clipper Fund

By:
----------------------------------------
Name: Ryan Charles
Title: Secretary

Appendix A
To
Nominating Committee Charter
Potential Mutual Fund Board Member Qualification Factors
Working Background
♦	Current or past membership on board of registered investment company
♦	Board or executive position with money management organization
♦	Board or executive position with broker-dealer organization
♦	Board or executive position with any other financial, technology or marketing organization
♦	Board or financial position with any other substantial publicly-held business organization
♦	Accounting or legal position representing any of the above businesses
♦	Academic background and specialty in areas relevant to any of the above businesses
Other Background Considerations
♦	Mix of skills on board
♦	Mix of generations on board
♦	Diversity of personal backgrounds on board
Personal Characteristics
♦	Reputation for integrity
♦	Ability to apply good business sense, with appreciation for the role of the board
♦	Ability to work with other directors as a team
♦	Ability to balance critical thinking with avoidance of unnecessary confrontation
♦	Sufficient stature to provide shareholder assurance of qualification
♦	Ability to commit necessary time
♦	Personal and financial independence from management
♦	Nominees may not have any felony convictions or any felony or misdemeanor convictions involving the purchase or sale of a security.
♦
No person shall be qualified to be a Board member if the Committee, in consultation with counsel to the independent Board members, has determined that such person, if elected as a Board member, would cause the Fund to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Fund's organizational documents, or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

Appendix B
Clipper Fund, Inc.
Nominating Committee Charter
Contents
I.	Committee Organization
II.	Duties and Responsibilities
III.	Shareholder Nominations
IV.	Authority and Resources
V.	Policies and Procedures
Appendix A. Potential Mutual Fund Board Member Qualification Factors

I.    Committee Organization
(a)	The nominating Committee ("the Committee"), a committee established by the Board of Directors (the "Board"), shall be comprised solely of members of the Board who are not considered "interested persons" of the Fund under the Investment Company Act of 1940, as amended (the "Act").
(b)	The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee shall be composed of at least two members. The Fund's Secretary shall serve as Secretary of the Committee.
(c)	The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members. The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval at the following meeting. The Committee may ask Fund counsel, representatives of Davis Selected Advisers, L.P. ("Davis"), or others to attend Committee meetings and provide pertinent information as necessary.
II.    Duties and Responsibilities
The Committee shall:
(a)	Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent director skills and characteristics. In doing so, the Committee shall take into account all factors it considers relevant, including without limitation experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally. See Appendix A for relevant factors for consideration.
(b)	Identify and screen director candidates for appointment to the Board, and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by Davis, and may involve Davis representatives in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee.
(c)	Review independent director compensation at least every two years, and expense reimbursement policies as appropriate. The Committee shall make recommendations on these matters to the full Board. Director compensation recommendations may take into account the size of the Fund, the demands placed on the independent directors, the practices of other mutual fund groups, the need to attract and retain qualified independent directors, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.
(d)	Review memoranda prepared by Fund counsel relating to positions, transactions and relationships that could reasonably bear on the independence of directors or raise concerns regarding potential conflicts of interest.
(e)	Make recommendations to the full Board concerning the appointment of independent directors to the Board's committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.
III.            Shareholder Nominations
Shareholders may submit for the Committee's consideration recommendations regarding potential independent Board member nominees. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each calendar year.
(a)	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:
(i)	The nominee must satisfy all qualifications provided herein and in the Fund's organizational documents, including qualification as a possible independent Board member.
(ii)	The nominee may not be the nominating shareholder, a member of a nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.[1]
(iii)	Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.
(iv)	Neither the nominee nor any immediate family member of the nominee may have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.
(v)	The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.
(vi)	The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the Act).
(vii)A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.
(b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:
(i)	Any shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund's securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nominating. In addition, such securities must continue to be held through the date of the nomination. In addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must bear the economic risk of the investment.
(ii)	The nominating shareholder or shareholder group may not qualify as an adverse holder – i.e., if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).
(c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund's Secretary. In order for a submission of a nominee to be considered, such submission must include:
(i)	the shareholder's contact information;
(ii)	the nominee's contact information and the number of Fund shares owned by the proposed nominee;
(iii)	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act; and
(iv)	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if so designated by the Committee and the Fund's Board.
It shall be in the Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.
IV.            Authority and Resources
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent directors.
V.    Policies and Procedures
In meeting its responsibilities, the Committee shall:
(a)	Provide oversight regarding the orientation of new independent directors. The Committee Chair shall designate an experienced independent director to assist, and be available to, each new independent director during his or her first year of service on the Board.
(b)	Consider, at such times as the Committee may deem appropriate, whether the composition of the Board and its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee shall also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, materials and presentations, and Board member attendance.
(c)	Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.
Adopted: June 2, 2004, as amended

1 Terms such as "immediate family member" and "control" shall be interpreted in accordance with federal securities laws.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 29, 2014

The Proxy Statement is available on the Internet at www.clipperfund.com. Copies of the Old Fund's Annual Report and the Semi-Annual Report were previously mailed to shareholders and are available upon request, without charge, by writing to: Clipper Fund, 2949 E. Elvira Rd. Suite 101, Tucson, Arizona, 85756, Attention: Literature Fulfillment, or by calling 1-800-432-2504. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports.

VOTE ON THE INTERNET
Log on to www.2voteproxy.com/clipper
Follow the on-screen instructions.
Available 24 hours.

VOTE BY PHONE
Call 1-800-830-3542
Follow the recorded instructions.
Available 24 hours.

VOTE BY MAIL
Vote, sign and date your Proxy Card and return in the
postage-paid return envelope.
Please ensure the address below shows through the
window of the envelope provided.

VOTE IN PERSON
Attend the Shareholder Meeting on September 29, 2014
3601 E Britannia
Tucson, AZ 85706

Proxy Tabulator
PO Box 55046
Boston, MA  02205-9918
VOTE ON THE INTERNET

Log on to:  www.eproxyvote.com/davis
Follow the on-screen instructions
Available 24 hours

Proposals listed on reverse side.

FORMS OF PROXY CARD

CLIPPER FUND, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD XX, 2014

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus. The undersigned, revoking all previous proxies, hereby appoints Sharra Haynes and Ryan Charles and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Meeting of Shareholders of Clipper Fund, Inc. (the "Fund") to be held at the offices of Davis Selected Advisers, L.P. 3601 E Britannia, Tucson, Arizona 85706, at 8:30 a.m., Mountain Standard time,  and any adjournments or postponements thereof on all matters coming before the meeting.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, "For" Proposals 1 and 2.
Each Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Directors.

When properly executed, this proxy will be voted as indicated. If no choice is indicated, this proxy will be voted "FOR" the Proposals. The proxy will be voted in accordance with the proxy holder's best judgment as to any other matters that may arise at the Special Meeting.

PLEASE SIGN AND DATE BELOW
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE BY PHONE

Call 1-866-977-7699
Follow the recorded instructions.
Available 24 hours

VOTE IN PERSON

Attend the Shareholder Meeting on XX, 2014
3601 E Britannia
Tucson, AZ  85706

VOTE BY MAIL

Vote, sign and date this Proxy Card and return in the postage-paid envelope.

Note:  Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

If Voting by Mail
Remember to sign and date form below.
Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.
Signature [PLEASE SIGN WITHIN BOX]  Date
Signature [PLEASE SIGN WITHIN BOX]  Date

Important Notice Regarding the Availability of Proxy Materials for
Clipper Fund, Inc.
Special Meeting of Shareholders to Be Held on xx, 2014.
The Proxy Statement for this meeting is available at:  https://www.eproxyvote.com/davis
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  THE FOLLOWING MATTERS ARE PROPOSED BY YOUR FUND.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.
VOTE ON PROPOSAL:	FOR	AGAINST	ABSTAIN
To approve a proposed Agreement and Plan of Reorganization and Termination (the "Agreement") between Clipper Fund, Inc. ("Old Fund") and Clipper Fund, an authorized series of Clipper Funds Trust ("New Fund").The Agreement contemplates the transfer to New Fund of all the assets of Old Fund in exchange solely for shares of beneficial interest of New Fund and the assumption by New Fund of all of Old Fund's liabilities. The Agreement further contemplates the distribution of such shares to the shareholders of Old Fund, and the liquidation and dissolution of Old Fund.

To elect nine members to each of the Board of Directors to represent the interests of the holders of shares of Clipper Fund until the election and qualification of their successors	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. William Barr 02. Francisco Borges 03. Andrew Davis 04. Christopher Davis 05. Lawrence Harris 06. Steven Kearsley 07. Katherine L. MacWilliams 08. James McMonagle 09. Richard O'Brien

INSTRUCTIONS:  To withhold authority to vote, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

__________________________________________________________________________

IMPORTANT
Shareholders can help Clipper Fund, Inc. avoid the necessity and expense of sending follow-up letters by promptly signing and returning this Proxy.
PLEASE SIGN AND DATE BEFORE MAILING.